--------------------------------------------------------------------------------
                                ALLMERICA SELECT
--------------------------------------------------------------------------------


                                                  -------------------------
                                                   SEMI-ANNUAL REPORT
                                                   June 30, 1997
                                                   Allmerica
                                                   Select
                                                  -------------------------


                                                  . Allmerica Select Resource
                                                  . Allmerica Select Resource II
                                                  . Allmerica Select Life
                                                  . Allmerica Select Inheiritage

--------------------------------------------------------------------------------

               Allmerica Select gives you access to some of the
            world's leading money managers, selected and monitored
                       by independent industry experts.

        It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:

             ACCESS TO A RANGE OF HIGHLY RESPECTED MONEY MANAGERS.

      THE COMPREHENSIVE RESEARCH CAPABILITIES OF A NATIONALLY RECOGNIZED PENSION CONSULTING FIRM, TO HELP IDENTIFY THE MOST QUALIFIED AND BEST SUITED
         MONEY MANAGERS REPRESENTING A RANGE OF INVESTMENT APPROACHES.

   THE OPPORTUNITY TO DIVERSIFY ACROSS INVESTMENT CATEGORIES AND INVESTMENT
                STYLES -- TO BETTER MEET YOUR INVESTMENT NEEDS.

          OBJECTIVE MONITORING OF THE MONEY MANAGERS' PERFORMANCE BY ALLMERICA SELECT'S MANAGER EVALUATION COMMITTEE, MADE UP OF
                  HIGHLY EXPERIENCED INDUSTRY PROFESSIONALS.

          PERSONALIZED PERFORMANCE REPORTS AND TIMELY MARKET UPDATES
                          TO HELP KEEP YOU ON TARGET.

         SIGNIFICANT TAX ADVANTAGES, INCLUDING TAX-DEFERRED GROWTH AND
                TAX-FREE TRANSFERS BETWEEN INVESTMENT OPTIONS.


--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

OFFICERS OF FIRST ALLMERICA
FINANCIAL LIFE INSURANCE COMPANY
AND ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY

John F. O'Brien, President, CEO (FAFLIC)
  and Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President,
  CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel


INVESTMENT MANAGER

Allmerica Investment  Management Company, Inc.
440 Lincoln Street, Worcester, MA 01653


GENERAL DISTRIBUTOR

Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street, Boston, MA 02110


CUSTODIAN

Bankers Trust Company
16 Wall Street, New York, NY 10005


LEGAL COUNSEL

Ropes & Gray
One International Place, Boston, MA 02110


ADMINISTRATOR

First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581


OFFICERS OF ALLMERICA INVESTMENT TRUST (AIT)

Richard M. Reilly, President
Thomas P. Cunningham, Treasurer


BOARD OF TRUSTEES OF AIT

John F. O'Brien, Chairman
Russell E. Fuller /1/
Gordon Holmes /1/
John P. Kavanaugh
Bruce E. Langton /1/
Attiat F. Ott /1/
Richard M. Reilly
Ranne P. Warner /1/

/1/ Independent Trustees


INVESTMENT SUB-ADVISERS

Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Money Market Fund

Bank of Ireland Asset Management
(U.S.) Limited
Two Greenwich Plaza
Greenwich, CT 06830
  Select International Equity Fund

Janus Capital Corporation
100 Fillmore Street - Suite 300
Denver, CO 80206
  Select Capital Appreciation Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, New York, NY 10022
  Select Growth and Income Fund

Nicholas-Applegate Capital
Management, L.P.
600 West Broadway - Suite 2000
San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
  Select Income Fund


INVESTMENT ADVISERS

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP /2/ Equity-Income Portfolio
  Fidelity VIP /2/ Growth Portfolio
  Fidelity VIP /2/ High Income Portfolio

Rowe Price-Fleming International, Inc.
100 E. Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio

/2/ VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                                   CONTENTS
--------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN............................................    2

FUND PERFORMANCE SUMMARY..............................................    3

PRODUCT PERFORMANCE SUMMARIES.........................................    4

Allmerica Select Resource/Resource II Variable Annuity................    4

Allmerica Select Life Variable Universal Life.........................    5

Allmerica Select Inheiritage (FAFLIC)
  Variable Universal Survivorship Life................................    6

Allmerica Select Inheiritage (AFLIAC)
  Variable Universal Survivorship Life................................    7

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW.......................    8

Select Aggressive Growth Fund.........................................   10

Select Capital Appreciation Fund......................................   11

T. Rowe Price International Stock Portfolio...........................   12

Select International Equity Fund......................................   13

Fidelity VIP /2/ Growth Portfolio.....................................   14

Select Growth Fund....................................................   15

Fidelity VIP /2/ Equity-Income Portfolio..............................   16

Select Growth and Income Fund.........................................   17

BOND & MONEY MARKET OVERVIEW..........................................   18

Fidelity VIP /2/ High Income Portfolio................................   20

Select Income Fund....................................................   21

Money Market Fund.....................................................   22

FINANCIALS............................................................  F-1

For further information, see the accompanying semi-annual reports.

See Client Notices on page F-36.
                                                                               -
                                                                               1
                                                                               -

--------------------------------------------------------------------------------
                           A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Dear Client:

     The first six months of 1997 have proved once again the wisdom of staying focused on long-term results. Although many analysts predicted a weakening economy moving into the year, the stock market continued its historic upward surge, rewarding those who stayed fully invested in the market.

     As early as February, the Dow Jones Industrial Average had already exceeded the 7000 mark, propelled by the nation's steady economic growth, solid corporate earnings, and a low level of inflation. Only in April did this impressive advance stall. When reports were released that unemployment had fallen below 5% for the first time in more than two decades, some investors began to fear the economy would overheat and inflation would rise. To hold off this inflationary pressure, the Federal Reserve Board raised interest rates by one quarter of one percentage point at the end of March. Following this rate increase, consumer confidence waned and the stock market declined by almost 10%.

     At this point, the bond market picked up some momentum and appeared to be on track to make up for its first-quarter results. However, its surge was short-lived, as subsequent data pointed to a slowing economy and no further interest rate increases by the Federal Reserve Board.

     However, this news did refuel activity in the stock market. In fact, the S&P 500(R) returned 17.5% during the second quarter, the strongest second quarter results since 1938. Small company stocks, in particular, finally attracted buyers and international stocks bounced back, increasing returns in each of the second quarter months.

     As attractive as short-term performance results have been, we encourage our clients to maintain a disciplined long-term investment plan. As part of this plan, you and your financial representative may want to review your existing asset allocation strategy and consider modifications based on recent market changes.

     To make it easier to successfully follow through on these strategies, Allmerica offers distinct investment choices across a variety of asset classes and investment styles. Not only do we carefully select the managers of these portfolios for their particular expertise, we also continually monitor their long-term performance. So clients can be assured of a wide array of quality investment choices to help meet their financial goals -- both now and in the future.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

--------------------------------------------------------------------------------
"As attractive as short-term performance results have been, we encourage our clients to maintain a disciplined long-term investment plan."
--------------------------------------------------------------------------------
-
2
-

--------------------------------------------------------------------------------
                            FUND PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                   Average Annual Total Returns as of 6/30/97

     For easy reference, the total returns for the Funds are summarized below. Keep in mind that these returns are net of all Fund charges. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries on the following pages beginning on page 4.

                                                                          TEN YEARS
                                                                            OR LIFE
                                                               ONE   FIVE   OF FUND
            FUNDS                                             YEAR  YEARS (IF LESS)
            -----------------------------------------------------------------------
            ALLMERICA INVESTMENT TRUST
            Select Aggressive Growth Fund /2/               10.26%    N/A    19.17%
            Select Capital Appreciation Fund /3/            -0.64%    N/A    23.31%
            Select International Equity Fund /1/            22.49%    N/A    14.30%
            Select Growth Fund /2/                          28.88%    N/A    15.26%
            Select Growth and Income Fund /2/               25.97%    N/A    15.32%
            Select Income Fund /2/                           7.85%    N/A     5.86%
            Money Market Fund /4/                            5.36%   4.49%    5.86%

            T. ROWE PRICE INTERNATIONAL SERIES, INC.
            T. Rowe Price International Stock Portfolio /5/ 17.43%    N/A    12.10%

            FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)
            Fidelity VIP Growth Portfolio /6/               17.92%  19.89%   14.33%
            Fidelity VIP Equity-Income Portfolio /6/        25.66%  20.09%   13.66%
            Fidelity VIP High Income Portfolio /7/          14.47%  13.24%   11.48%

Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

  /1/Inception May 2, 1994
  /2/Inception August 21, 1992
  /3/Inception April 28, 1995
  /4/Inception April 29, 1985
  /5/Inception March 31, 1994
  /6/Inception October 9, 1986
  /7/Inception September 19, 1985

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                               -
                                                                               3
                                                                               -

--------------------------------------------------------------------------------
                           PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

            ALLMERICA SELECT RESOURCE/RESOURCE II - Variable Annuity
                   Average Annual Total Returns as of 6/30/97

    For easy reference, the total returns for the Allmerica Select Resource/ Resource II sub-accounts of FAFLIC and AFLIAC are summarized below. Keep in mind that these returns are net of all product charges except for the annual contract fee. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                   WITHOUT SURRENDER CHARGE         WITH SURRENDER CHARGE
                                                   ------------------------         ---------------------
                                                                 TEN YEARS                      TEN YEARS
                                                                   OR LIFE                        OR LIFE
                                                   ONE     FIVE    OF FUND          ONE   FIVE    OF FUND
    SUB-ACCOUNTS                                  YEAR    YEARS  (IF LESS)         YEAR  YEARS  (IF LESS)
---------------------------------------------------------------------------------------------------------
    ALLMERICA INVESTMENT TRUST
    Select Aggressive Growth Fund/2/             8.71%      N/A     17.50%        2.35%    N/A     17.16%
    Select Capital Appreciation Fund/3/         -2.03%      N/A     21.58%       -7.77%    N/A     19.73%
    Select International Equity Fund/1/         20.79%      N/A     12.70%       14.29%    N/A     11.71%
    Select Growth Fund/2/                       27.09%      N/A     13.64%       20.59%    N/A     13.26%
    Select Growth and Income Fund/2/            24.23%      N/A     13.70%       17.73%    N/A     13.32%
    Select Income Fund/2/                        6.34%      N/A      4.37%        0.12%    N/A      3.85%
    Money Market Fund/4/                         3.89%     3.02%     4.37%       -2.19%   2.49%     4.37%

    T. ROWE PRICE INTERNATIONAL SERIES, INC.
    T. Rowe Price International Stock
      Portfolio /5/                             15.80%      N/A     10.53%        9.30%    N/A      9.53%

    FIDELITY VARIABLE INSURANCE
    PRODUCTS FUND (VIP)
    Fidelity VIP Growth Portfolio/6/            16.28%    18.21%    12.73%        9.78%  17.90%    12.73%
    Fidelity VIP Equity-Income Portfolio/6/     23.91%    18.41%    12.06%       17.41%  18.10%    12.06%
    Fidelity VIP High Income Portfolio/7/       12.88%    11.65%     9.92%        6.38%  11.26%     9.92%


Performance returns given above are for the Allmerica Select Resource/Resource II sub-accounts of FAFLIC and AFLIAC and assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 6.5%.

  /1/Inception May 2, 1994
  /2/Inception August 21, 1992
  /3/Inception April 28, 1995
  /4/Inception April 29, 1985
  /5/Inception March 31, 1994
  /6/Inception October 9, 1986
  /7/Inception September 19, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
--------------------------------------------------------------------------------

-
4
-

--------------------------------------------------------------------------------
                           PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                 ALLMERICA SELECT LIFE - Variable Universal Life
                   Average Annual Total Returns as of 6/30/97


       For easy reference, the total returns for the Allmerica Select Life sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                  WITHOUT SURRENDER CHARGE AND    WITH SURRENDER CHARGE AND
                                                     MONTHLY POLICY CHARGES         MONTHLY POLICY CHARGES
                                                  ----------------------------    --------------------------
                                                                    TEN YEARS                      TEN YEARS
                                                                      OR LIFE                        OR LIFE
                                                      ONE     FIVE    OF FUND          ONE   FIVE    OF FUND
       SUB-ACCOUNTS                                  YEAR    YEARS  (IF LESS)         YEAR  YEARS  (IF LESS)
------------------------------------------------------------------------------------------------------------
       ALLMERICA INVESTMENT TRUST
       Select Aggressive Growth Fund/2/             9.37%      N/A     18.21%     -100.00%    N/A      5.25%
       Select Capital Appreciation Fund/3/         -1.44%      N/A     22.32%     -100.00%    N/A    -47.86%
       Select International Equity Fund/1/         21.51%      N/A     13.38%      -94.83%    N/A    -20.14%
       Select Growth Fund/2/                       27.86%      N/A     14.34%      -88.96%    N/A      0.52%
       Select Growth and Income Fund/2/            24.97%      N/A     14.40%      -91.63%    N/A      0.73%
       Select Income Fund/2/                        6.98%      N/A      5.01%     -100.00%    N/A     -9.85%
       Money Market Fund/4/                         4.51%     3.65%     5.01%     -100.00%  -8.18%     0.69%

       T. ROWE PRICE INTERNATIONAL SERIES, INC.
       T. Rowe Price International Stock
         Portfolio/5/                              16.49%      N/A     11.20%      -99.48%    N/A    -25.29%

       FIDELITY VARIABLE INSURANCE
       PRODUCTS FUND (VIP)
       Fidelity VIP Growth Portfolio/6/            16.98%    18.93%    13.41%      -99.03%   8.96%     9.56%
       Fidelity VIP Equity-Income Portfolio/6/     24.66%    19.13%    12.75%      -91.92%   9.19%     8.84%
       Fidelity VIP High Income Portfolio/7/       13.56%    12.33%    10.59%     -100.00%   1.56%     6.55%

Performance returns given above are for the Allmerica Select Life sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

  /1/Inception May 2, 1994
  /2/Inception August 21, 1992
  /3/Inception April 28, 1995
  /4/Inception April 29, 1985
  /5/Inception March 31, 1994
  /6/Inception October 9, 1986
  /7/Inception September 19, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10 .
--------------------------------------------------------------------------------
                                                                               -
                                                                               5
                                                                               -

--------------------------------------------------------------------------------
                           PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
       ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                   Average Annual Total Returns as of 6/30/97

   For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                              WITHOUT SURRENDER CHARGE AND    WITH SURRENDER CHARGE AND
                                                 MONTHLY POLICY CHARGES         MONTHLY POLICY CHARGES
                                              ----------------------------    --------------------------
                                                                 TEN YEARS                     TEN YEARS
                                                                  OR LIFE                       OR LIFE
                                                 ONE       FIVE   OF FUND        ONE    FIVE    OF FUND
   SUB-ACCOUNTS                                 YEAR      YEARS  (IF LESS)       YEAR   YEARS  (IF LESS)
--------------------------------------------------------------------------------------------------------
   ALLMERICA INVESTMENT TRUST
   Select Aggressive Growth Fund/2/             8.99%      N/A     17.80%      -94.07%    N/A      7.53%
   Select Capital Appreciation Fund/3/         -1.79%      N/A     21.89%     -100.00%    N/A    -35.79%
   Select International Equity Fund/1/         21.09%      N/A     12.98%      -82.42%    N/A    -15.93%
   Select Growth Fund/2/                       27.41%      N/A     13.93%      -76.33%    N/A      2.91%
   Select Growth and Income Fund/2/            24.54%      N/A     13.99%      -79.10%    N/A      2.55%
   Select Income Fund/2/                        6.61%      N/A      4.64%      -96.36%    N/A     -8.71%
   Money Market Fund/4/                         4.15%     3.29%     4.64%      -98.73%   -6.71%    2.43%

   T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International
   Stock Portfolio/5/                          16.09%      N/A     10.81%      -87.23%    N/A    -20.40%

   FIDELITY VARIABLE INSURANCE
   PRODUCTS FUND (VIP)
   Fidelity VIP Growth Portfolio/7/            16.57%     18.51%   13.01%      -86.77%   11.48%   11.39%
   Fidelity VIP Equity-Income Portfolio/7/     24.22%     18.71%   12.35%      -79.40%   11.72%   10.66%
   Fidelity VIP High Income Portfolio/6/       13.16%     11.93%   10.19%      -90.05%    3.62%    8.35%

Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of FAFLIC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/Inception May 2, 1994
/2/Inception August 21, 1992
/3/Inception April 28, 1995
/4/Inception April 29, 1985
/5/Inception March 31, 1994
/6/Inception September 19, 1985
/7/Inception October 9, 1986

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
--------------------------------------------------------------------------------
-
6
-

--------------------------------------------------------------------------------
                           PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
       ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                   Average Annual Total Returns as of 6/30/97

   For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.


                                            WITHOUT SURRENDER CHARGE AND     WITH SURRENDER CHARGE AND
                                                  MONTHLY POLICY CHARGES        MONTHLY POLICY CHARGES
                                                 -----------------------       -----------------------
                                                               TEN YEARS                     TEN YEARS
                                                                 OR LIFE                       OR LIFE
                                                 ONE     FIVE    OF FUND         ONE    FIVE   OF FUND
   SUB-ACCOUNTS                                 YEAR    YEARS  (IF LESS)        YEAR   YEARS  (IF LESS)
------------------------------------------------------------------------------------------------------
   ALLMERICA INVESTMENT TRUST
   Select Aggressive Growth Fund/2/             8.99%     N/A    17.80%      -95.39%     N/A     6.89%
   Select Capital Appreciation Fund/3/         -1.79%     N/A    21.89%     -100.00%     N/A   -37.18%
   Select International Equity Fund/1/         21.09%     N/A    12.98%      -83.92%     N/A   -16.96%
   Select Growth Fund/2/                       27.41%     N/A    13.93%      -77.93%     N/A     1.61%
   Select Growth and Income Fund/2/            24.54%     N/A    13.99%      -80.65%     N/A     1.92%
   Select Income Fund/2/                        6.61%     N/A     4.64%      -97.65%     N/A    -9.36%
   Money Market Fund/4/                         4.15%    3.29%    4.64%      -99.98%   -7.27%    2.17%

   T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International
   Stock Portfolio/5/                          16.09%      N/A   10.81%      -88.66%     N/A   -21.45%

   FIDELITY VARIABLE INSURANCE
   PRODUCTS FUND (VIP)
   Fidelity VIP Growth Portfolio/7/            16.57%    18.51%  13.01%      -88.21%   10.94%   11.15%
   Fidelity VIP Equity-Income Portfolio/7/     24.22%    18.71%  12.35%      -80.96%   11.18%   10.42%
   Fidelity VIP High Income Portfolio/6/       13.16%    11.93%  10.19%      -91.44%    3.07%    8.11%

Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/Inception May 2, 1994                  /5/Inception March 31, 1994
/2/Inception August 21, 1992              /6/Inception October 9, 1986
/3/Inception April 28, 1995               /7/Inception September 19, 1985
/4/Inception April 29, 1985

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.
-------------------------------------------------------------------------------
                                                                               -
                                                                               7
                                                                               -

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Healthy corporate earnings, low interest rates and low unemployment propel the stock market past the 7000 mark.

   Despite widespread skepticism about an overheated U.S. economy, the stock market continued its upward surge with only one minor setback during the first six months of 1997.

   At the year's midpoint, the Dow Jones Industrial Average had posted double digit gains. The 10 largest stocks in the S&P 500(R) returned 28.3% while the remaining 490 stocks rose 18.5%. Moreover, the mixture of low inflation and double-digit profit growth continued to fuel the market's impressive results as its chief beneficiaries remained large capitalization and blue chip stocks.

   So far, this year has been marked by the continued growth of solid corporate earnings, which has played a significant role in propelling the stock market upward. In fact, when leading indicators pointed to steady growth and benign inflation in February, the market soared carrying the Dow Jones Industrial Average to the 7000 mark.

   But as these same indicators showed unemployment dipping below 5% for the first time in 24 years and first quarter Gross Domestic Product (GDP) soaring at a 5.6% annualized rate, worries that conditions were ripe for inflation surfaced. As concern mounted, the Federal Reserve Board announced an interest rate hike of one quarter of one percentage point on the Federal Funds Rate in late March to stifle these inflationary pressures.

   Almost as a direct result of this rate increase, the steady advance of the stock market stalled. As the market plunged almost 10% in April, technology stocks, in particular, suffered as a result of a rising dollar and worries about demand. But better-than-expected corporate earnings reports once again bolstered investor confidence, and drove profits up 15% in the first quarter over the previous year.

   Within a few weeks of this news, the market in general regained its momentum. This time small-cap stocks out-

                            [TIME LINE APPEARS HERE]

Despite widespread skepticism about an overheated U.S. economy, corporate earnings grow.

[GRAPHIC APPEARS HERE]

The Dow Jones Industrial Average climbs to a record-breaking 7000.

[GRAPHIC APPEARS HERE]

In response to signs of rising inflation, the Federal Reserve raises the Federal Funds Rate by 0.25%.

[GRAPHIC APPEARS HERE]

Technology stocks decline amidst worries about demand.

-
8
-
paced the market for a brief period, for the first time in recent months. In June, however, blue chip stocks regained the lead and proceeded to set a string of performance records.

   On the global front, U.S. investors in international equities experienced mixed results. European stocks produced generally strong returns throughout the first six months of 1997, although currency conversion hurt many U.S. investors.

   The strong U.S. dollar eroded returns in several key markets, including France, Germany and Sweden. Under the leadership of Tony Blair's new government, the British economy strengthened and the pound appreciated when compared to most major currencies.

   In the Far East, fears about potentially increasing U.S interest rates and continued outflows of cash by foreign investors continued to drive Asian stock prices down.

   Market conditions were also exacerbated by poor company results and ongoing financial crises, specifically the 25% market decline in Thailand.

   Returns from Japanese equities also proved mixed for the first half of the year. Disappointing first quarter results were followed by very strong returns in the second quarter as investor confidence grew over improving economic conditions.

   Looking ahead, most market analysts question how much longer -- or further
-- the stock market is likely to go. While regarded as somewhat overvalued now, some experts feel the market may still benefit from the combination of favorable corporate earnings and low inflation, which appear likely to continue at least until the fourth quarter of the year.

                           [TIME LINE APPEARS HERE]

The stock market plunges 9.8% in response to higher interest rates.

[GRAPHIC APPEARS HERE]

Small cap stocks outperform larger company stocks for the first time in recent months.

[GRAPHIC APPEARS HERE]

Spain is one of the best-performing European market as Europe produces strong returns for international equity investors.

[GRAPHIC APPEARS HERE]

Japanese equities deliver strong returns in the second quarter.

[GRAPHIC APPEARS HERE]

The consumer price index, the key inflation indicator, rises just 0.1.%

Large cap stocks regain momentum to set new performance records.

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management, L.P.

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]


Durable Goods                 23%
Technology                    11%
Finance                       11%
Electronics                   10%
Consumer  Products             7%
Energy                         5%
Retail                         9%
Health Services                5%
Cash Equivalents               1%
Other                         18%



The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 capital appreciation mutual funds. The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks, respectively. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the six-month period ended June 30, 1997, the Select Aggressive Growth Fund returned 6.74%, trailing the 11.25% return of its benchmark, the Russell 2500 Index.

   The first quarter was especially hard on small and mid-sized growth companies, which dominate this Fund. Even as companies reported strong earnings, the P/E ratios of many stocks contracted. The result of which was a decline in the Fund by more than 10%. With economic reports suggesting a growing, but not overheated economy, all capitalization areas of the stock market increased during the second quarter. In particular, investors began to recognize the value of the stocks they had fled earlier and the Fund gained almost 21% versus 15% for the Russell 2500 during the second quarter.

   Industry sector performance for the first six months was mixed. Surprisingly, some of the biggest gainers for the second quarter were the most notable underperformers in the preceding quarter. Regaining momentum were stocks in the technology, transportation, capital goods and energy sectors. Accordingly, the Fund is now more heavily invested in some of these areas to capitalize on positive advances.

   The Fund manager's strategy of being overweighted in the technology sector served to enhance relative performance late in the period, as this area staged an impressive rebound in May and June. Holdings such as Cellstar Corp., Jabil Circuit, Inc., Dell Computer Corp., Digital Microwave Corp., and Tellabs, produced double- and triple-digit gains. Superior stock selection in the commercial/industrial area, health care services and retail trade sectors also resulted in strong performance. Fund holdings in these areas included: Mastec, Inc., Medics Pharmaceutical Corp., Safeskin Corp., and Pier 1 Imports, Inc. The Fund's limited exposure in the transportation and consumer services sectors, however, adversely impacted performance.

   The Fund's manager remains optimistic about the outlook for the remainder of 1997. The relatively stable economy combined with favorable market fundamentals have set the stage for future positive Fund performance. Moreover, they feel the companies represented in this Fund exhibit excellent growth and profit characteristics.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

              Select           Russell       Russell        Lipper Capital
            Aggressive          2000          2500           Appreciation
Date        Growth Fund         Index         Index          Fund Average
8/92          $10,000          $10,000       $10,000           $10,000
6/97          $23,422          $22,544       $23,236           $21,134

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                      1 year     5 year    Life of Fund
--------------------------------------------------------------------------------
Select Aggressive Growth Fund                   10.26%      N/A       19.17%
Russell 2000  Index                             16.33%      N/A       18.41%
Russell 2500  Index                             20.10%      N/A       19.06%
Lipper Capital Appreciation Fund Average        14.44%      N/A       16.33%


--
10
--

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Capital Appreciation Fund returned 3.77% versus the 10.16% return of its peer group, the Lipper Capital Appreciation Fund Average.

   A relatively strong second quarter was not enough to recoup the ground lost in the first quarter. Overall, small-cap stocks, which are the focus of this Fund, trailed their larger counterparts for much of the first half of the year. But as domestic equities posted dramatic gains during the second quarter, small-cap stocks outperformed their larger counterparts during the month of May.

   This action boded well for the Fund. In fact, the shift to small-cap stocks buoyed prices for a number of the holdings. Gaining over 35%, for example, were:
Fastenal, Papa John's, Premier Parks, and Apollo Group. While company fundamentals did not change during the first half of 1997, the shift in market psychology rewarded those companies with solid fundamentals and rapid earnings growth. Particularly noteworthy was CommNet Cellular. Fueled by an acquisition bid from Blackstone Capital, CommNet's price soared, reaffirming the Fund managers' belief that pockets of opportunity exist in the cellular industry.

   While gains from these holdings aided overall performance, some of the Fund's perennial performers turned in disappointing results. HFS and Insignia Financial Services Group, for example, stalled as the market grew concerned over merger and acquisitions at both of these firms.

   Positive momentum, however, was generated by research efforts, which revealed attractive investment opportunities in media. Specifically, the Fund's managers added Evergreen Media, Clear Channel Communications, Outdoor Systems, Heftel Broadcasting and Univision. All of these companies operate in highly defined markets, possess strong management and are growing.

   Going forward, the Fund's managers believe sound stock market fundamentals are intact. They will continue to search for companies that can grow earnings in any economy.

-----------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1995
-----------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


        Select Capital                S&P Mid     Russell    Russell     Lipper Capital
         Appreciation   S&P 500(R)   Cap 400(R)     2000       2500       Appreciation
Date         Fund         Index        Index       Index      Index       Fund Average
4/95       $10,000       $10,000      $10,000     $10,000    $10,000        $10,000
6/97       $15,757       $18,509      $15,989     $15,420    $15,957        $15,394


-----------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------

Years ended June 30, 1997                   1 year    5 year    Life of Fund
-----------------------------------------------------------------------------
Select Capital Appreciation Fund            -0.64%      N/A       23.31%
S&P 500(R) Index                            34.68%      N/A       31.34%
S&P Mid Cap 400(R) Index                    23.37%      N/A       24.18%
Russell 2000 Index                          16.33%      N/A       22.13%
Russell 2500 Index                          20.10%      N/A       24.07%
Lipper Capital Appreciation Fund Average    14.44%      N/A       21.66%

INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND:
The Fund seeks to construct a concentrated portfolio of rapidly growing reasonably valued stocks.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]


           Retail                                          17%
           Business Services                                8%
           Food Services                                    5%
           Finance                                         13%
           Health Services                                  7%
           Communications                                   8%
           Foreign Common Stocks                           12%
           Building and Construction                        6%
           Cash Equivalents and U.S.
           Government and Agency Obligations                6%
           Other                                           18%

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The S&P Mid Cap 400(R) Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P Mid Cap 400(R) Index is a registered trademark of the Standard & Poor's Corporation.

The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks, respectively. The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


                                                                              --
                                                                              11
                                                                              --

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND:
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

      [PIE CHART APPEARS HERE]

Japan                           23%
United Kingdom                  16%
Netherlands                     10%
France                           8%
Hong Kong                        4%
Switzerland                      6%
Germany                          4%
Brazil                           4%
Malaysia                         2%
Sweden                           3%
Other                           20%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the first half of 1997, the T. Rowe Price International Stock Portfolio reported a return of 11.63%, edging slightly ahead of the 11.21% return of the Morgan Stanley EAFE Index.

   On a year-to-date basis, both the Portfolio's country allocations and stock selections added value over the Index. Overweightings in the Netherlands and Latin America were the most notable contributors in terms of country allocations. Specific holdings in Brazil and Japan proved the most profitable.

   The Portfolio has approximately half of its investments in Europe, which produced solid returns for the first six months of 1997. Portfolio holdings in key countries, particularly in the Netherlands and the United Kingdom, followed a difficult first quarter with a much improved second quarter. Spain and Switzerland had the strongest six-month returns but represent a modest 8% of the Portfolio. Larger investments in France and the U.K. produced solid but unspectacular returns. Across the Pacific, an underweighted position in Japan detracted from second quarter results as Japan recouped losses it recorded earlier in the year as investor confidence in the health of its economy returned. Japanese stock selection was somewhat disappointing as the high-quality, internationally competitive growth stocks that had been well rewarded early in 1997 retraced their steps in the second quarter. Bank stocks, which are not currently represented in the Portfolio, also led the broader market higher.

   Performance from other Pacific Rim stocks was mixed, as Hong Kong delivered strong results while markets in Malaysia and Thailand remained weak.

   The Portfolio's overweighting in Latin America helped it to regain ground, as markets there continued to make strong advances. Brazil emerged as the outstanding performer for the period, although Chile, Mexico and Argentina were not far behind. In terms of stock selection, the Portfolio's managers added value over the index in both Brazil and Mexico.

   Going into the second half of the year, the Portfolio remains slightly ahead of the benchmark. Management will continue to seek long-term growth through a highly diversified portfolio of foreign stocks.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1994
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                 T. Rowe Price                                  Lipper
                 International          Morgan Stanley       International
Date            Stock Portfolio           EAFE Index         Fund Average

3/94                $10,000                $10,000              $10,000
6/97                $14,492                $13,659              $13,775

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                1 year    5 year    Life of Fund
-------------------------------------------------------------------------
T. Rowe Price International Stock
  Portfolio                              17.43%      N/A        12.10%
Morgan Stanley EAFE Index                12.84%      N/A        10.07%
Lipper International Fund Average        16.54%      N/A        10.33%

--
12
--

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the first six months of 1997, the Select International Equity Fund returned 8.43%, trailing the Morgan Stanley EAFE Index of 11.21% for the same period.

   While equity markets performed well worldwide during 1997, this Fund's underperformance can be largely attributed to disappointing performance from themes directed at the developing markets in the Far East. Fears about increasing U.S. interest rates and continued outflows of cash by foreign investors continued to drive Asian stock prices down. The external market pressures have been further compounded by a variety of internal factors, ranging from poor company results to ongoing financial crises, such as the 25% market decline in Thailand during the second quarter.

   While few other individual themes made a significant contribution to the Fund's performance - either positive or negative - a number of good individual stock performances did boost overall returns. In the Health Care theme, Novartis did particularly well as its purchase of Merck's agribusiness division appeared to fuel an 8% increase in sales, which was well-ahead of expectations. In addition, Zeneca and Glaxo-Wellcome turned in strong results, buoyed by optimistic sales prospects for new drugs.

   Several stocks within the Positive Banking theme also added to the Fund's value. Stocks in Lloyd TSB, ABN-Amro and National Australia Bank all reported profit increases ranging from 14% to 52% during early 1997. This strong performance continued into the second quarter as Banco De Santander posted healthy returns and HSBC Holdings benefited from the strong performance of the Hong Kong market in general.

   In looking ahead, the Fund's management continues to view the low-growth, low-inflationary global environment as a favorable backdrop for equity investments. However, the upward movement of most markets has inflated valuations relative to earnings, which remains a key concern.

   The Fund's management will continue to maintain a selective approach to investing in the Far East, particularly in Japan, which appears to be overvalued. Nevertheless, the Fund's management will continue to monitor companies in this area in search of worthwhile investment opportunities.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1994
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Select                                          Lipper
        International         Morgan Stanley            International
Date     Equity Fund            EAFE Index              Fund Average
5/94       $10,000               $10,000                   $10,000
6/97       $15,265               $13,103                   $13,626


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                1 year    5 year    Life of Fund
--------------------------------------------------------------------------------
Select International Equity Fund         22.49%      N/A       14.30%
Morgan Stanley EAFE Index                12.84%      N/A        8.91%
Lipper International Fund Average        16.54%      N/A        9.64%

INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management (U.S.) Limited

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

[PIE CHART APPEARS HERE]

United Kingdom      32%
Switzerland         12%
Australia            7%
Netherlands         10%
Singapore            6%
Indonesia            3%
Germany              6%
Cash Equivalents     8%
Other               16%

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                                                              --
                                                                              13
                                                                              --

--------------------------------------------------------------------------------
                         FIDELITY VIP* GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

PORTFOLIO COMPOSITION:
As of June 30 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Technology          20%
Health Care         17%
Non-Durables         9%
Retail & Wholesale   9%
Finance              8%
Energy               6%
Media & Leisure      5%
Aerospace & Defense  4%
Utilities            4%
Basic Industries     3%
Other               15%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the six-month period ended June 30, 1997, the Fidelity VIP* Growth Portfolio posted a return of 13.83%, trailing both the 20.60% return of the S&P500(R) Index and the 10.16% return of the Lipper Capital Appreciation Fund Average for the same period.

   In the first quarter, results from both technology and software stocks generated mixed results for the Portfolio. Networking stocks were battered as some companies warned of slower demand and earnings disappointments. However, many of these stocks rebounded in the second quarter, as companies announced positive earnings reports. In the software arena, the Portfolio's second largest holding, Microsoft, contributed solid performance throughout the first half of the year.

   Aided by a combination of moderate economic growth and stable interest rates, the finance sector fared well. However, the Portfolio's underweighting in this area muted gains.

   On a positive note, the telecommunications sector turned in solid results for the Portfolio. Growing second-tier telecommunications company, Worldcom, favorably impacted performance. Health care, specifically the pharmaceutical area, aided performance as key holdings benefited from strong product distribution and delivered solid earnings growth.

   Declines in several individual stocks detracted from overall results. During the first quarter, selected retail stocks such as Viking Office Products and PetsMart hindered performance when they reported disappointing earnings. During the second quarter, entertainment giant Disney, dragged down by its problems at its ABC Network subsidiary, and HFS, hurt by concerns of earnings dilution, weakened performance.

   Currently, the Fidelity VIP* Growth Portfolio is overweighted in the technology, health care and retail/wholesale sectors. It is also underweighted in the non-durables sector relative to the S&P 500(R). The Portfolio's manager believes this positioning will enable them to further concentrate holdings in companies with solid earnings and growth prospects.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1987
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Fidelity VIP          S&P 500(R)         Lipper Capital
Date         Growth Portfolio          Index             Appreciation
6/87             $10,000              $10,000              $10,000
6/97             $38,153              $39,291              $31,786



--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                     1 year      5 year     10 year
--------------------------------------------------------------------------------
Fidelity VIP* Growth Portfolio                17.92%      19.89%     14.33%
S&P 500(R) Index                              34.68%      19.76%     14.63%
Lipper Capital Appreciation Fund Average      14.44%      15.94%     11.24%

*VIP refers to Variable Insurance Products Fund.

--
14
--

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Growth Fund returned 18.59%, significantly outperforming its peer group, the Lipper Growth Fund Average which returned 14.28%. The second quarter was particularly strong as the Fund returned 18.17% versus the S&P 500(R) Index return of 17.44%.

   Fueled by falling interest rates, steady economic growth and favorable supply and demand characteristics, U.S. stocks soared to record levels during the first half of the year. In the first quarter, the Fund's management capitalized on this growth with strong stock selections in the drug, banking, consumer finance, aerospace, telecommunications, semiconductor and energy services sectors. In the second quarter, technology holdings in the software, semiconductor and PC-related areas boosted performance as did overweighted positions in pharmaceutical, bank, insurance, asset management and credit card holdings.

       Not every decision helped the Fund's overall returns. For example, the Fund's performance was muted by underweighted positions in the energy sector and the large-cap household product and soft-drink groups, all of which performed admirably. In the first quarter, networking and software holdings were particularly hard hit. In the second quarter, individual company earnings surprises were responsible for lagging performance among selected Fund holdings in the consumer, energy and aerospace sectors.

   In positioning the Fund for favorable results in the future, the Fund's managers are adjusting its exposure in several sectors. By adding positions in the financial services, software, pharmaceuticals and energy services, they plan to take advantage of growth opportunities in each of these areas. Likewise, the Fund's management has trimmed back overvalued segments, such as semiconductors, aerospace and natural gas pipelines, where the prospects for growth do not appear to be as promising.

   In looking ahead, the Fund's managers believe that short-term market volatility may continue if earnings and interest rate expectations remain uncertain. Therefore, they expect to achieve solid returns from a diversified portfolio of high-quality growth stocks.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                Select Growth         S&P 500(R)        Lipper Growth
Date                Fund                Index            Fund Average
8/92               $10,000             $10,000             $10,000
6/97               $19,922             $24,182             $21,216

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                1 year    5 year    Life of Fund
--------------------------------------------------------------------------
Select Growth Fund                       28.88%      N/A        15.26%
S&P 500(R) Index                         34.68%      N/A        20.02%
Lipper Growth Fund Average               23.96%      N/A        17.22%

INVESTMENT SUB-ADVISER:
Putnam Investment Management, Inc.

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.


PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

    [PIE CHART APPEARS HERE]

Chemicals and Drugs           14%
Technology                     9%
Retail                         7%
Durable Goods                 12%
Finance                       19%
Health Services                5%
Consumer Products              9%
Energy                         6%
U.S. Government Obligations
 and Cash Equivalents          5%
Other                         14%

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 757 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


                                                                              --
                                                                              15
                                                                              --

--------------------------------------------------------------------------------
                     FIDELITY VIP* EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks reasonable income by investing primarily in income-producing equity securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997 the sector allocation of net assets was:

  [PIE CHART APPEARS HERE]

Finance                  20%
Energy                   13%
Non-Durables              8%
Health Care               7%
Aerospace & Defense       7%
Indust. Mach. & Equip.    7%
Basic Industries          7%
Utilities                 6%
Retail & Wholesale        5%
Technology                4%
Other                    16%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted average of 171 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Fidelity VIP* Equity-Income Portfolio achieved a total return of 16.39% for the first half of 1997, outperforming the Lipper Equity Income Fund Average of 14.75% but trailing the S&P 500(R) return of 20.60%.

   As declining interest rates and continuing consolidation benefited the finance industry in the second quarter, the portfolio's overweighted position enabled it to participate heavily in the sector's advance. Leading the way was its holdings in Allstate.

   The Portfolio also benefited from its positions in industrial machinery stocks, which as a whole, performed well. The portfolio also profited from its large holdings in GE, Westinghouse and Philip Morris. As word of an agreement between the federal government and the tobacco companies became public, uncertainty surrounding future litigation lessened, which investors regarded as a positive sign.

   True to the Portfolio's mandate as an equity-income portfolio, the manager kept the portfolio relatively underweighted in the low dividend-paying technology sector. However, this underweighting did detract from results, as the technology sector rebounded from a disappointing first quarter to become one of the second quarter's better performing groups. The Portfolio's overall gains were also hampered by holdings in the poor-performing basic industries sector, which suffered from a combination of earnings difficulties and industry-wide overcapacity.

   In keeping with the Portfolio's low annual turnover rate, the Portfolio's manager modestly repositioned holdings during the second quarter. Commitments to the utilities sector were increased, and given the recent strength of the finance sector, profits were taken in some holdings and reinvested in other promising financial companies. The Portfolio's exposure to the non-durable, health care and technology groups was reduced by selling off certain stocks at a profit.

   In looking ahead, the Portfolio's manager will continue to seek good total return opportunities from income-producing equity securities.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1987
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

              Fidelity VIP*                          Lipper Equity
              Equity-Income       S&P 500 (R)         Income Fund
Date            Portfolio           Index               Average
6/87             $10,000            $10,000             $10,000
6/97             $35,991            $39,291             $31,849


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                1 year    5 year     10 year
--------------------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio    25.66%    20.09%     13.66%
S&P 500(R)Index                          34.68%    19.76%     14.63%
Lipper Equity Income Fund Average        26.73%    16.12%     11.74%

*VIP refers to Variable Insurance Products Fund.

--
16
--

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Growth and Income Fund returned 13.77%, lagging its peer group, the Lipper Growth & Income Fund Average of 15.52% for the same period.

   While the Fund demonstrated relative resilience on the days in which the stock market declined during the first half of the year, it did not keep pace during the market advance, which tended to be driven by only a handful of stocks. The Fund was also hurt by adverse developments and overly optimistic investment horizons in certain holdings, including: Tupperware, Pharmacia & Upjohn, Readers' Digest, AirTouch, U.S. West Media Group and Molten Metals.

   On the positive side, many holdings posted favorable performance. The ongoing expansion of the domestic economy contributed to improved earnings in economically sensitive companies such as General Electric, duPont, Air Products and IBM. Shares of health care companies also gained momentum, reflecting positive demographic trends in the United States and Europe, as well as, growing demand from developing nations. The Fund's underweighting in utilities and regional Bell operating companies, which experienced disappointing performance due to regulatory uncertainty, also served to aid relative performance.

   In looking ahead, the Fund's managers foresee a period of increased volatility for the stock market, resulting in more balanced performance among individual stocks. Gains in only a narrow part of the stock market, however, will pose the greatest challenge to the Fund's strategy of diversification and risk control.

   Still, management believes growth opportunities exist. The best prospects for greater-than-market potential at less-than-market risk seem to come from companies that undertake strategic initiatives, like internal restructurings, to improve their growth prospects and garner a higher share price.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Select Growth                                   Lipper Growth
             and Income             S&P 500(R)              & Income Fund
Date            Fund                  Index                    Average
8/92           $10,000               $10,000                   $10,000
6/97           $19,966               $24,182                   $21,305


-------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------

Years ended June 30, 1997                1 year    5 year    Life of Fund
-------------------------------------------------------------------------
Select Growth and Income Fund            25.97%      N/A        15.32%
S&P 500(R)Index                          34.68%      N/A        20.02%
Lipper Growth & Income Fund Average      28.07%      N/A        17.53%

INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND:
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance                  11%
Durable Goods            10%
Aerospace/Aircraft        6%
Technology                8%
Energy                    7%
Printing and Publishing   6%
Chemicals and Drugs      10%
Consumer Products         9%
U.S. Government
Obligations
and Cash Equivalents      6%
Other                    27%

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard &Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 545 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


                                                                              --
                                                                              17
                                                                              --

BOND & MONEY MARKET OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Despite the favorable outlook for bonds, a surprisingly strong economy kindles fears about inflationary pressures and causes the Federal Reserve to raise interest rates 0.25%.

   Moving into 1997, many analysts predicted strong returns for the U.S. bond market. But stable interest rates, despite an expanding economy, generated sluggish returns for the bond market.

   As the first quarter progressed, strong economic data, particularly in the retail and housing segments, revealed possible signs of an overheated economy. In an effort to squelch any uptick in inflation, the Federal Reserve Board raised the Federal Funds rate by one quarter of one percent in the first quarter to 5.50% on March 25, 1997. The bond market reacted sharply as investors sold bonds, thereby driving prices lower and yields higher. As a result, most bond funds lost money through the first quarter. The second quarter evolved with most indicators pointing to signs of more moderate economic growth and subdued inflation, which reduced pressure on the Federal Reserve Board to further increase rates.

   As fears of additional interest rate hikes subsided, the bond market rallied and produced a positive 3.67% return for the second quarter. By mid-year, the bond market's six month total return was a modest 3.07%.

   Throughout the first half of 1997, the bond market was most affected by the fact that there was little, if any, inflation. Historically, periods of low unemployment have spurred higher inflation. But after four years of declining unemployment, the rate of inflation in the U.S. has remained almost nonexistent. Economic growth remains solid but not too strong. U.S.

                           [TIME LINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

[GRAPHIC APPEARS HERE]

Signs of a strong economy raise fears over increasing interest rates and the market softens.

[GRAPHIC APPEARS HERE]

In response to signs of a strong economy the Federal Reserve raises interest rates 0.25% to head off inflation. The bond market declines.

--
18
--
corporations are currently spending the equivalent of nearly 11.5% of real
GDP on business investments and dedicating a significant amount to information technology.

   The predominant beneficiaries of all this solid domestic growth and increased corporate spending were corporate bonds. As of June 30, 1997, they represented one of the best performing segments of the bond market, along with mortgage-backed and asset-backed securities.

   In contrast, yields on U.S. Treasuries dwindled. As a result of the healthy economy and the strong equity market, the budget deficit for the fiscal year ending September 30, 1997, is now estimated to be less than one third of the original $155 billion forecast. This, in turn, has significantly reduced the need for Treasury financing in the bond market and will reduce the supply of new Treasury bonds coming into the market. Fixed income investors are therefore fighting not only low interest rates, but a dwindling supply of new investment opportunities. Steady demand for good fixed income securities has caused the spread between most sectors of the bond market and U.S. Treasuries to narrow. Overall, this means that managers are having to work harder than ever to add value to their portfolios.

   As for shorter-term money market instruments, they've become less attractive as investors could seek to garner higher returns -- albeit with added risk
-- from other investments.

   Looking ahead, most market analysts predict that domestic growth will continue to strengthen before slowing sometime in the fourth quarter of 1997. Since projections are also calling for continued subdued inflation, interest rates are anticipated to remain in the stable-to-low range. As in the past six months, many analysts believe that incremental return for bond investors is likely to come from selective investments in spread assets, such as corporate bonds and mortgage-backed securities.

                           [TIME LINE APPEARS HERE]

Interest rates begin to decline as slower economic growth emerges and the bond market begins to recover.

Stable-to-declining interest rates bode well for mortgage-backed securities and corporate bonds.

[GRAPHIC APPEARS HERE]

Reduced estimates for the budget deficit limit the need for U.S. Treasury financing.

By mid-year, the bond market overall posted a below-average return of 3.07%

[GRAPHIC APPEARS HERE]

                                                                              --
                                                                              19
                                                                              --

--------------------------------------------------------------------------------
                      FIDELITY VIP* HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997 the sector allocation of net assets was:


  [PIE CHART APPEARS HERE]

Telecommunications      20%
Cable TV                 9%
Paper                    7%
Hotel/Gaming             6%
Broadcasting             6%
Energy                   5%
Consumer Products        4%
Aero/Elec/Computer       4%
Capital Goods            3%
Supermarkets             3%
Other                   33%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted average of 163 funds that seek high Current yield from fixed income securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


   The Fidelity VIP* High Income Portfolio returned 7.70% for the six-month period ended June 30, 1997, outpacing its peer group the Lipper High Current Yield Fund Average of 5.92% for the same period.

   While the high-yield market in general was down late in the first quarter, it strongly rebounded during the second quarter as a variety of factors in the market turned positive. New economic data indicated that the economy was slowing which helped push stock prices higher, interest rates modestly lower, and widened the yield spread between high yield bonds and Treasuries. All of these factors benefited the high yield market in general and the Portfolio in particular.

   Some of the biggest contributors to the Portfolio's positive performance came from strong returns in telecommunications and cable holdings. In the first quarter, energy stocks, in particular, Harcor Energy, contributed to positive results. In the second quarter, paper companies, recovering from downtrodden paper prices, contributed significantly to the Portfolio's outperformance.

   In the telecommunications sector, cellular service provider, Millicom and satellite companies, Orion and Panamsat appreciated as they restructured operations and improved their earnings. Cable companies in general returned to favor, as investors realized they were capable of growing earnings despite increased competition from direct access sources.

   Detracting from the Portfolio's overall performance were holdings in paging companies, which declined due to concerns about the industry's growth and earnings prospects. Other performance shortfalls reflected no specific themes and were primarily attributable to the deteriorating credit of key individual securities.

   Telecommunications and cable holdings remain the Portfolio's largest positions, although cable holdings have been reduced from earlier levels held in the Portfolio. Issues in paper companies also represent a significant position, as the manager believes that fundamentals in this industry are continuing to improve.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1987
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                Fidelity VIP*                              Lipper High
                 High Income       Salomon Brothers       Current Yield
Date              Portfolio        High-Yield Index       Fund Average
6/87               $10,000             $10,000               $10,000
6/97               $29,639             $29,207               $25,313

--------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------

Years ended June 30, 1997               1 year     5 year    10 year
--------------------------------------------------------------------
Fidelity VIP* High Income Portfolio     14.47%     13.24%    11.48%
Salomon Brothers High-Yield Index       14.58%     11.55%    11.24%
Lipper High Current Yield Fund Average  14.77%     11.01%     9.64%

*VIP refers to Variable Insurance Products Fund.

--
20
--

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

For the first half of 1997, the Select Income Fund returned 2.67%, slightly behind its peer group, the Lipper Intermediate Investment Grade Fund Average, which posted a 2.74% return for the same period.

   During the first quarter, the Fund mirrored the bond market's sluggish start for the year, depressed by the fear of both rising interest rates and an overheated economy. However, when the Federal Reserve's rate increase appeared to be a one-time event and expectations for economic growth moderated, the second quarter brought renewed vigor to the Fund.

   Particularly valuable contributors to the Fund's overall performance were its corporate bond holdings. Fifty percent of the Fund's assets are invested in this segment of the bond market - with the majority of its holdings in A and BBB rated categories. The Fund's managers continue to emphasize industry groups which exhibit attractive yield spreads, which has led them to the brokerage and real estate investment trust groups. With no recession in the near-term outlook, corporates will most likely remain the heart of the portfolio.

   The Fund is also heavily invested in government and agency mortgage securities, which are backed by traditional residential mortgages. Comprising more than 30% of the Fund's holdings, these issues have continued to offer value over the last year. Believing that interest rates would remain in the 6 1/2 -7% range, the Fund's managers decided to trim this position during the second quarter. However, as growth slowed, mortgages continued to hold their value, and the underweighted position caused performance to trail the index on a relative basis.

   Weaker performers in this relatively low interest rate environment have been U.S. Treasury securities. The Fund maintains a modest 10% position here as a defensive measure.

   Going forward, the Fund's managers anticipate that interest rates will remain steady. They believe the key to superior performance will come from investing in corporate bonds, mortgage-backed securities and sector rotation. They plan to continue the emphasis on corporate bonds and will hold off on any further profit taking in mortgages.

--------------------------------------------------------------------------------
                    GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                Lehman Brothers         Lipper Intermediate
            Select Income       Aggregate Bond           Investment Grade
Date            Fund                 Index                 Fund Average
8/92           $10,000              $10,000                   $10,000
6/97           $13,183              $13,680                   $13,208

------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------

Years ended June 30, 1997               1 year     5 year   Life of Fund
------------------------------------------------------------------------
Select Income Fund                       7.85%       N/A       5.86%
Lehman Brothers Aggregate Bond Index     8.15%       N/A       6.70%
Lipper Intermediate Investment Grade
Fund Average                             7.54%       N/A       5.95%


INVESTMENT SUB-ADVISER:
Standish, Ayer & Wood, Inc.


ABOUT THE FUND:
The Fund seeks above-average income from corporate bonds, mortgages and bonds issued by the U.S. Government.


PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:


[PIE CHART APPEARS HERE]


Asset-Backed Securities                          7%
Corporate Notes and Bonds                       50%
U.S. Government and Agency Obligations          31%
Cash Equivalents and Other                      12%

The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Lipper Intermediate Investment Grade Fund Average tracks the performance of 183 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                                                              --
                                                                              21
                                                                              --

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
Strives to maximize current income
for investors with preservation of capital and liquidity.


PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector
allocation of net assets was:


[PIE CHART APPEARS HERE]

Commercial Paper                        55%

U.S. Government and Agency Obligations  19%

Corporate Notes and Bonds               18%

Other Short-Term Investments             2%

Other                                    6%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 292 funds within the Money Market category.



For the six-month period ended June 30, 1997, the Money Market Fund provided a competitive return of 2.62% versus the 2.38% semi-annual return posted by its peer group, the Lipper Money Market Fund Average.

   Potential changes in monetary policy affected the entire money market sector throughout the first half of 1997, as concerns of robust growth in the U.S. mounted. Primarily driven by strong economic data in the retail and housing segments, the Federal Reserve moved to raise the Federal Funds Rate by one quarter of one percent in the first quarter to 5.50%. As the year continued, however, all indicators pointed to signs of more moderate economic growth and subdued inflation, which reduced pressure on the Federal Reserve to raise interest rates further.

   Despite these overall economic concerns, the managers for the Money Market Fund remained focused on three primary goals: preservation of capital, maintenance of liquidity and the production of maximum current income.

   To garner some incremental yield, the Fund has maintained a slightly longer average weighted maturity than its index. In addition, the portfolio has been overweighted in top-tier commercial paper and government agency discount notes. These moves provide incremental yield for the Fund and have capitalized on stable-to-declining interest rates in the second quarter.

   As the Fund's managers look toward the remainder of 1997, they believe inflation will remain subdued. Therefore, they plan to adhere to their current investment strategy as well as evaluate the value and credit worthiness of all short-term financial products.


--------------------------------------------------------------------------------
                    GROWTH OF A $10,000 INVESTMENT SINCE 1987
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                         6/87           6/97
                                                        -------        -------
     Money Market Fund                                  $10,000        $17,668

     IBC/Donoghue First Tier Money Market Index         $10,000        $17,095

     Lipper Money Market Fund Average                   $10,000        $16,895



-------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------

Years ended June 30, 1997                    1 year     5 year    10 year
-------------------------------------------------------------------------
Money Market Fund                             5.36%      4.49%     5.86%
IBC/Donoghue First Tier Money Market Index    4.90%      4.11%     5.51%
Lipper Money Market Fund Average              4.82%      4.09%     5.48%

--
22
--

                                                  ------------------------------

                                                           Financials


                                                  ------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
   Shares                                                   (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.97%

           Durable Goods - 23.36%
  136,400  ADC Telecommunications, Inc.*                $   4,552,350
  138,400  Apogee Enterprises, Inc.                         2,975,600
  162,900  Arvin Industries, Inc.                           4,439,025
  122,400  BMC Software, Inc.*                              6,777,900
   97,700  Borg-Warner Automotive, Inc.                     5,281,906
   45,500  Caterpillar, Inc.                                4,885,563
   99,100  CIBER, Inc.*                                     3,387,981
  186,600  Compuware Corp.*                                 8,910,150
  104,400  Comverse Technology, Inc.*                       5,428,800
  117,200  Cooper Cameron Corp.*                            5,479,100
   94,600  Dell Computer Corp.*                            11,109,588
  128,500  ENCAD, Inc.*                                     5,332,750
  114,900  Jabil Circuit, Inc.*                             9,637,238
  229,200  MascoTech, Inc.                                  4,784,550
   55,100  Mastec, Inc.*                                    2,606,919
  326,700  Oak Technology, Inc.*                            3,185,325
   46,700  PeopleSoft, Inc.*                                2,463,425
  111,200  Pomeroy Computer Resources, Inc.*                2,752,200
  194,800  Quantum Corp.*                                   3,969,050
   57,700  Rowan Cos., Inc.*                                1,626,419
   11,000  SPX Corp.                                          712,938
  103,400  Tellabs, Inc.*                                   5,777,475
  132,300  U.S. Long Distance Corp.*                        2,282,175
  191,500  Varco International, Inc.*                       6,175,875
                                                       --------------
                                                          114,534,302
                                                       --------------

           Finance - 10.98%
   59,000  Aegon Nv, ADR                                    4,133,688
  117,000  Astoria Financial Corp.                          5,557,500
   91,670  Bear Stearns Cos., Inc.                          3,133,968
   94,000  Countrywide Credit Industries, Inc.              2,931,625
   48,600  Green Tree Financial Corp.                       1,731,375
   99,900  Greenpoint Financial Corp.                       6,649,594
   42,700  HCC Insurance Holdings, Inc.                     1,139,556
   87,000  Horace Mann Educators Corp.                      4,263,000
  154,050  MBNA Corp.                                       5,642,081
  206,500  North Fork Bancorp., Inc.                        4,413,938
  100,700  State Street Corp.                               4,657,375
   70,300  Torchmark Corp.                                  5,008,875
   72,766  Travelers Group, Inc.                            4,588,806
                                                       --------------
                                                           53,851,381
                                                       --------------

           Technology - 10.54%
   98,900  Altera Corp.*                                    4,994,450
   56,700  Aspen Technologies, Inc.*                        2,133,338
  221,700  Avid Technology, Inc.*                           5,847,338
  194,200  Bio-Technology General Corp.*                    2,621,700
   57,100  Compaq Computer Corp.*                           5,667,175
  285,900  Creative Technology, Ltd.*                       4,918,795
  120,100  EMC Corp.*                                       4,683,900
   93,812  McAfee Associates, Inc.*                         5,921,883
   44,500  Microsoft Corp.*                                 5,623,688
   47,700  Seagate Technology, Inc.*                        1,678,444
   78,700  Sun Microsystems, Inc.*                          2,929,116
  144,000  Vitesse Semiconductor Corp.*                     4,707,000
                                                       --------------
                                                           51,726,827
                                                       --------------

           Electronics - 10.17%
  145,600  American Power Conversion Corp.*                 2,766,400
  243,900  Cellstar Corp.*                                  7,469,438
  133,300  Dallas Semiconductor Corp.                       5,232,025
  197,500  Digital Microwave Corp.*                         5,925,000
  104,400  Electronics For Imaging, Inc.*                   4,932,900
  184,900  Innovex, Inc.                                    5,385,213
   35,900  Intel Corp.                                      5,091,069
  150,700  Orbotech, Ltd.*                                  4,822,400
  260,800  Western Digital Corp.*                           8,247,800
                                                       --------------
                                                           49,872,245
                                                       --------------

           Retail - 9.12%
   28,800  Bed Bath & Beyond, Inc.*                           874,800
  145,100  Costco Cos., Inc.*                               4,770,163
   28,400  Fabri-Centers of America, Inc., Class A*           773,900
  276,100  Fleming Cos., Inc.                               4,969,800
  118,900  Jones Apparel Group, Inc.*                       5,677,475
   61,400  Liz Claiborne, Inc.                              2,862,775
   79,100  Meyer (Fred), Inc.*                              4,088,481
  215,600  Michaels Stores, Inc.*                           4,568,025
  262,000  Ross Stores, Inc.                                8,564,125
  286,200  Stride Rite Corp.                                3,684,825
  162,500  Woolworth Corp.*                                 3,900,000
                                                       --------------
                                                           44,734,369
                                                       --------------

           Consumer Products - 6.87%
   71,000  Applied Materials, Inc.*                         5,027,688
   88,100  Corning, Inc.                                    4,900,563
   62,800  Meredith Corp.                                   1,821,200
  242,800  Pier 1 Imports, Inc.                             6,434,200
  175,000  Safeskin Corp.*                                  5,151,563
  134,900  Sunbeam Corp.                                    5,092,475
  200,400  TJX Cos., Inc.                                   5,285,550
                                                       --------------
                                                           33,713,239
                                                       --------------

           Health Services - 4.81%
   31,900  Creative Biomolecules, Inc.*                       225,294
  191,300  General Nutrition Cos., Inc.*                    5,356,400
   58,800  Guidant Corp.                                    4,998,000
   74,400  HBO & Co.                                        5,124,300
   33,500  Health Management Associates, Inc., Class A*       954,750
   96,600  Oxford Health Plans, Inc.*                       6,931,050
                                                       --------------
                                                           23,589,794
                                                       --------------


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
Shares                                                (Note 2)
--------------------------------------------------------------------------------
           Energy - 4.56%
  118,400  Cliffs Drilling Co.*                    $   4,321,600
  238,200  Global Marine, Inc.*                        5,538,150
  244,700  Marine Drilling Cos., Inc.*                 4,802,238
  106,800  USX-Marathon Group                          3,083,850
  202,100  Veritas DGC, Inc.*                          4,597,775
                                                   -------------
                                                      22,343,613
                                                   -------------

           Chemicals and Drugs - 2.84%
  152,400  Medeva Plc, ADR                             2,609,850
  138,900  Medicis Pharmaceutical Corp., Class A*      6,927,638
  165,000  Premark International, Inc.                 4,413,750
                                                   -------------
                                                      13,951,238
                                                   -------------

           Aerospace-Airlines - 2.79%
  126,700  Continental Airlines, Inc., Class B*        4,426,581
   48,500  Delta Air Lines, Inc.                       3,977,000
  163,200  Gateway 2000, Inc.*                         5,293,800
                                                   -------------
                                                      13,697,381
                                                   -------------

           Transportation Services - 2.69%
  112,700  Canadian Pacific, Ltd.                      3,204,906
   58,600  UAL Corp.*                                  4,193,563
  259,900  Yellow Corp.*                               5,815,263
                                                   -------------
                                                      13,213,732
                                                   -------------

           Consumer Staples - 2.32%
   90,900  American Standard Cos., Inc.*               4,067,775
   72,300  Interstate Bakeries Corp.                   4,288,282
   68,100  Philip Morris Cos., Inc.                    3,021,938
                                                   -------------
                                                      11,377,995
                                                   -------------

           Metals and Mining - 2.25%
  476,900  Bethlehem Steel Corp.*                      4,977,644
  192,200  Inland Steel Industries, Inc.               5,021,225
   24,200  Mueller Industries, Inc.*                   1,058,750
                                                   -------------
                                                      11,057,619
                                                   -------------

           Paper and Forest - 1.45%
  140,900  Fort Howard Corp.*                          7,133,063
                                                   -------------

           Consumer Cyclical - 1.17%
  136,800  EVI, Inc.*                                  5,745,600
                                                   -------------

           Broadcasting - 1.06%
  161,000  Westwood One, Inc.*                         5,192,250
                                                   -------------

           Capital Goods - 1.00%
  283,800  Navistar International Corp.*               4,895,550
                                                   -------------

           Food Services - 0.82%
  467,200  Ryan's Family Steak Houses, Inc.*           4,000,400
                                                   -------------

           Consumer Service - 0.17%
   17,400  Robert Half International, Inc.*              818,888
                                                   -------------
           Total Common Stocks                       485,449,486
           (Cost $374,224,255)                     -------------


Par Value
---------
COMMERCIAL PAPER (A) - 1.19%

$5,849,000 Merrill Lynch & Co., Inc.
           6.20%, 07/01/97                             5,849,000
                                                   -------------
           Total Commercial Paper                      5,849,000
           (Cost $5,849,000)                       -------------


Shares
------
INVESTMENT COMPANIES - 0.10%

    3,661  ILA Prime Obligation Money Market Fund          3,661
  492,079  ILA Prime Obligation Portfolio Fund,
           Class B                                       492,079
                                                   -------------
           Total Investment Companies                    495,740
           (Cost $495,740)                         -------------


Total Investments - 100.26%                          491,794,226
(Cost $380,568,995)                                -------------

Net Other Assets and Liabilities - (0.26)%            (1,294,341)
                                                   -------------
Net Assets - 100.00%                               $ 490,499,885
                                                   -------------

----------------------------
*   Non income producing security.
(A) Effective yield at time of purchase.
ADR American Depositary Receipt

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $380,568,995. Net unrealized appreciation (depreciation) aggregated $111,225,231, of which $118,050,196 related to appreciated investment securities and $(6,824,965) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $6,808,097.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $285,716,915 and $233,357,025 from non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                            Value
Shares                                                    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 82.95%

           Retail - 16.63%
   13,400  Costco Cos., Inc.*                          $     440,525
  117,925  Family Golf Centers*                            2,712,275
  316,700  Fastenal Co.                                   15,518,300
   19,025  Meyer (Fred), Inc.*                               983,355
   25,950  MSC Industrial Direct Co., Class A*             1,041,244
   47,500  O'Reilly Automotive, Inc.*                      1,828,750
  258,183  Petco Animal Supplies, Inc.*                    7,745,490
   27,775  Quality Food Centers, Inc.*                     1,055,450
    7,800  Safeway, Inc.*                                    359,775
                                                       -------------
                                                          31,685,164
                                                       -------------

           Finance - 12.50%
    7,075  AFLAC, Inc.                                       334,294
   12,425  Associates First Capital Corp., Class A           689,588
   52,525  Credit Acceptance Corp.*                          676,259
   12,700  Federal Agricultural Mortgage Corp.*              460,375
    2,875  FINOVA Group, Inc.                                219,938
    3,375  First Empire State Corp.                        1,137,375
   52,450  Hartford Life, Inc., Class A*                   1,966,875
    8,675  Healthcare Financial Partners, Inc.*              176,752
    3,300  Household International, Inc.                     387,544
  271,150  Insignia Financial Group, Inc., Class A*        4,914,594
  114,850  Medallion Financial Corp.                       2,196,506
   17,275  Nationwide Financial Services, Inc.               458,867
    1,150  Northern Trust Corp.                               55,630
   21,625  Progressive Corp.                               1,881,375
   65,650  Protective Life Corp.                           3,298,912
   12,700  Regions Financial Corp.                           401,637
   44,075  Schwab (Charles) Corp.                          1,793,302
    3,900  TCF Financial Corp.                               192,563
    8,725  Travelers Group, Inc.                             550,220
   51,000  UICI*                                           1,504,500
   19,775  Western National Corp.                            530,217
                                                       -------------
                                                          23,827,323
                                                       -------------

           Business Services - 7.96%
    8,750  Catalina Marketing Corp.*                         421,094
    7,225  G&K Services Inc., Class A                        269,131
  121,200  HFS, Inc.*                                      7,029,600
   67,275  Outdoor Systems, Inc.*                          2,573,269
  109,150  Paychex, Inc.                                   4,147,700
   51,675  Profit Recovery Group International, Inc.*        716,991
                                                       -------------
                                                          15,157,785
                                                       -------------

           Communications - 7.68%
   91,400  Clear Channel Communications, Inc.*             5,626,813
    9,725  CommNet Cellular, Inc.*                           337,944
   68,950  Evergreen Media Corp., Class A*                 3,076,894
   31,500  Heftel Broadcasting Corp., Class A*             1,740,375
  287,307  PriCellular Corp., Class A*                     2,639,633
   31,075  Univision Communications, Inc., Class A*        1,215,809
                                                       -------------
                                                          14,637,468
                                                       -------------

           Health Services - 7.08%
   79,125  Karrington Health, Inc.*                    $   1,186,875
  208,350  Omnicare, Inc.                                  6,536,981
   89,150  Teva Pharmaceutical                             5,772,462
                                                       -------------
                                                          13,496,318
                                                       -------------

           Building and Construction - 6.08%
  142,400  Barnett, Inc.*                                  3,488,800
   15,225  JLK Direct Distribution, Inc., Class A*           390,141
  139,550  Littelfuse, Inc.*                               3,942,288
   10,050  Littelfuse, Inc., (Warrants), exp. 12/27/01*      227,381
   74,475  Sealed Air Corp.*                               3,537,563
                                                       -------------
                                                          11,586,173
                                                       -------------

           Food Services - 4.88%
   41,650  JP Foodservice,Inc.*                            1,194,834
  209,268  Papa John's International, Inc.*                7,690,599
   25,950  Weider Nutrition International, Inc.              411,956
                                                       -------------
                                                           9,297,389
                                                       -------------

           Medical Equipment - 4.12%
   10,875  DENTSPLY International, Inc.                      532,875
  158,800  Sofamor Danek Group, Inc.*                      7,265,100
    1,200  Sybron International Corp.*                        47,850
                                                       -------------
                                                           7,845,825
                                                       -------------

           Consumer Services - 3.82%
  123,075  Apollo Group, Inc., Class A*                    4,338,394
   79,050  Coinmach Laundry Corp.*                         1,877,438
    2,125  Robert Half International*                        100,008
   27,725  Sunrise Assisted Living, Inc.*                    970,375
                                                       -------------
                                                           7,286,215
                                                       -------------

           Leisure-Entertainment - 3.71%
   70,950  Premier Parks, Inc.*                            2,616,281
   87,200  Regal Cinemas, Inc.*                            2,877,600
   45,325  Royal Caribbean                                 1,583,542
                                                       -------------
                                                           7,077,423
                                                       -------------

           Transportation - 2.92%
   23,925  Ryanair Holdings Plc, ADR*                        648,966
  132,125  Wisconsin Central Transport Corp.*              4,921,656
                                                       -------------
                                                           5,570,622
                                                       -------------

           Chemical and Drugs - 2.78%
   99,400  Culligan Water Technologies, Inc.*              4,448,150
   62,025  DepoTech Corp.*                                   845,091
                                                       -------------
                                                           5,293,241
                                                       -------------

           Publishing - 0.71%
   18,925  Central Newspaper Inc., Class A                 1,355,503
                                                       -------------

           Technology - 0.65%
   21,750  Amdahl Corp.*                                     190,313
   52,450  Methode Electronics, Inc., Class A              1,042,444
                                                       -------------
                                                           1,232,757
                                                       -------------


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
Shares                                                              (Note 2)
--------------------------------------------------------------------------------
           Energy - 0.60%
   45,725  Trigen Energy Corp.                                   $   1,143,125
                                                                 -------------

           Minerals and Mining - 0.48%
   24,400  Minerals Technologies, Inc.                                 915,000
                                                                 -------------

           Hotels - 0.25%
   27,525  Choice Hotels International*                                466,205
                                                                 -------------

           Utilities - 0.10%
    5,800  Cincinnati Bell, Inc.                                       182,700
                                                                 -------------
           Total Common Stocks                                     158,056,236
                                                                 -------------
           (Cost $136,661,754)

FOREIGN COMMON STOCKS - 11.82%

           United Kingdom
  209,229  Capita Group, Plc                                           820,058
  899,725  Pizzaexpress, Plc                                         9,418,727
  103,617  Pizzaexpress, Restricted Shares                           1,084,709
  302,240  Rentokil Group, Plc                                       1,061,368
  440,865  Wetherspoon (J.D.), Plc                                   9,997,097
    6,604  Wetherspoon (J.D.), Restricted Shares                       149,753
                                                                 -------------
           Total Foreign Common Stocks                              22,531,712
                                                                 -------------
           (Cost $16,231,277)

Par Value
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATION (A) - 2.62%

           Federal Home Loan Mortgage Corporation
$5,000,000 5.40%, 07/10/97                                       $   4,993,250
                                                                 -------------
           Total U.S. Agency Obligation                              4,993,250
                                                                 -------------
           (Cost $4,993,250)

COMMERCIAL PAPER  (A) - 3.94%

5,000,000  General Electric Capital Corp.
           5.50%, 07/03/97                                           4,998,472
2,500,000  Prudential Funding Corp.
           6.00%, 07/01/97                                           2,500,000
                                                                 -------------
           Total Commercial Paper                                    7,498,472
                                                                 -------------
           (Cost $7,498,472)

Total Investments - 101.33%                                        193,079,670
                                                                 -------------
(Cost $165,384,753)
Net Other Assets and Liabilities - (1.33)%                          (2,532,908)
                                                                 -------------
Net Assets - 100.00%                                             $ 190,546,762
                                                                 =============

--------------------------------
 *    Non income producing security.
 (A)  Effective yield at time of purchase.
 ADR  American Depositary Receipt



FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
-------------------------------------------------------------------------------------------------
                                                                                     Unrealized
 Currency     Contracts To     Settlement        Contracts At     In Exchange       Appreciation
   Value         Deliver         Dates              Value          For U.S. $      (Depreciation)
----------    ------------     ----------       -------------     -----------      --------------
   850,000        GBP           07/18/97          $1,412,673      $ 1,417,039         $  4,366
 3,450,000        GBP           07/24/97           5,733,792        5,652,480          (81,312)
   690,000        GBP           07/28/97           1,146,759        1,115,909          (30,850)
 1,200,000        GBP           08/20/97           1,993,053        1,913,166          (79,887)
 1,050,000        GBP           11/28/97           1,738,440        1,701,105          (37,335)
     5,000        GBP           12/04/97               8,277            8,169             (108)
                                                 -----------      -----------        ----------
                                                 $12,032,994      $11,807,868        $(225,126)
                                                 ===========      ===========        ==========

-------------------------------
 GBP   British Pound


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $165,384,753. Net unrealized appreciation (depreciation) aggregated $27,694,917, of which $30,002,993 related to appreciated investment securities and $(2,308,076) related to depreciated investment securities.

As of December 31, 1996, the portfolio had a capital loss carryforward of $2,360,458 which expires in 2004.

For the year ended December 31, 1996, the Portfolio has elected to defer $295,407 of capital losses and $248,534 in currency losses attributable to Post-October Losses.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $116,212,010 and $77,415,620 from non-governmental issuers, respectively.

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                       Select International Equity Fund
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                    Value
Shares                                            (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 91.46%

           Australia - 7.20%
  383,490  Broken Hill Proprietary Co. Ltd.     $   5,597,264
  765,170  National Australia Bank, Ltd.           10,874,046
1,152,270  News Corp Ltd.                           5,481,430
  547,934  WMC Ltd.                                 3,427,525
                                                -------------
                                                   25,380,265
                                                -------------

           Finland - 0.56%
    2,319  Raumma Oy                                   53,128
   83,300  UPM-Kymmene                              1,924,434
                                                -------------
                                                    1,977,562
                                                -------------

           France - 1.92%
   57,180  Michelin, Class B                        3,437,071
   15,360  Elf Aquitaine                            1,658,720
   16,570  Total SA, Class B                        1,676,492
                                                -------------
                                                    6,772,283
                                                -------------

           Germany - 5.84%
   11,259  Hoechst AG                               4,775,098
   15,237  Mannesmann AG                            6,811,702
   51,610  Siemens AG                               3,093,578
  103,970  Veba Ag                                  5,877,099
                                                -------------
                                                   20,557,477
                                                -------------

           Hong Kong - 1.45%
  170,200  HSBC Holdings                            5,118,777
                                                -------------

           Indonesia - 3.12%
  820,000  Gudang Garam                             3,439,853
1,062,000  H.M. Sampoerna                           4,051,017
  816,000  PT Indocement Tunggal Prakarsa           1,266,872
1,374,000  Telekomunikase Indonesia                 2,246,206
                                                -------------
                                                   11,003,948
                                                -------------

           Ireland - 1.44%
  270,100  Allied Irish Banks                       2,066,922
1,043,350  Smurfit (Jefferson) Group                3,022,100
                                                -------------
                                                    5,089,022
                                                -------------

           Italy - 1.40%
  122,085  ENI                                        687,020
  728,010  STET Societa Finanziaria Telefonica      4,235,850
                                                -------------
                                                    4,922,870
                                                -------------

           Japan - 2.55%
  329,000  Canon, Inc.                              8,970,373
                                                -------------

           Malaysia - 3.00%
  700,000  Development & Commercial
            Bank Holdings, Berhad*                  2,218,697
  349,000  Hume Industries, Berhad                  1,603,959
1,016,200  Sime-Darby, Berhad                       3,381,959
  467,000  United Engineers, Berhad                 3,367,427
                                                -------------
                                                   10,572,042
                                                -------------

           Mexico - 0.59%
  811,700  Grupo Financiero Banamex, Series B*      2,081,670
                                                -------------

           Netherlands - 9.59%
  383,512  ABN-Amro Holdings                        7,163,978
   19,010  Dutch State Mines                        1,894,866
  320,250  Elsevier, NV                             5,361,140
  178,793  ING Groep, NV                            8,258,350
   23,391  Nutricia Ver Bedrijven                   3,700,877
   67,160  Royal Dutch Petroleum                    3,499,698
   99,630  Royal PTT Nederland, ADR                 3,915,390
                                                -------------
                                                   33,794,299
                                                -------------

           Philippines - 0.56%
  748,130  San Miguel, Class B                      1,971,002
                                                -------------

           Singapore - 6.04%
  615,000  City Developments, Ltd.                  6,021,611
  494,000  Development Bank of Singapore            6,218,834
  391,600  Fraser and Neave, Ltd., Ord              2,793,524
  309,800  Singapore Press                          6,239,983
                                                -------------
                                                   21,273,952
                                                -------------

           Spain - 1.01%
  114,885  Banco De Santander                       3,546,459
                                                -------------

           Sweden - 0.49%
   51,300  Pharmacia & Upjohn, Inc.                 1,731,589
                                                -------------

           Switzerland - 12.23%
    6,644  Alusuisse Lonza Holdings, REGD           6,890,783
    4,833  Nestle SA                                6,384,990
   10,294  Novartis AG                             16,480,568
      557  Roche Holdings AG                        5,045,228
    5,843  Schweiz Ruckverisch, REGD                8,276,431
                                                -------------
                                                   43,078,000
                                                -------------

           Thailand - 0.70%
  356,800  Bangkok Bank Public Co., Ltd.            2,451,665
                                                -------------

           United Kingdom - 31.77%
  443,750  Barclays Bank, Plc                       8,803,318
1,007,550  B.A.T. Industries, Plc                   9,013,155
1,255,027  BTR, Plc                                 4,292,365
  372,000  Cable & Wireless, Plc                    3,420,637
  503,230  Cadbury Schweppes, Plc                   4,484,952
  213,630  EMI Group, Plc                           3,830,992
  838,700  General Electric Co., Plc                5,011,097


                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                       Select International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                     Value
Shares                                             (Note 2)
-------------------------------------------------------------
            United Kingdom (continued)
   331,250  Glaxo-Wellcome, Plc                  $   6,836,115
   450,400  Granada Group, Plc                       5,921,848
   576,209  Grand Metropolitan, Plc                  5,576,498
   168,950  Kingfisher, Plc                          1,917,672
   587,400  Ladbroke Group, Plc                      2,297,384
   807,550  Lloyds TSB Group, Plc                    8,279,077
   279,100  Premier Farnell, Plc                     2,176,212
   578,450  Prudential Corp., Plc                    5,598,186
   686,600  Safeway, Plc                             3,970,913
   481,280  Scottish Power, Plc                      3,131,889
   924,000  Shell Transportation & Trading, Plc      6,297,347
   347,300  Siebe, Plc                               5,878,378
   472,850  TI Group, Plc                            4,119,760
   795,300  Vodafone Group, Plc                      3,871,583
   124,900  Williams Holdings, Plc*                    671,424
   197,550  Zeneca Group, Plc                        6,529,622
                                                 -------------
                                                   111,930,424
                                                 -------------
            Total Common Stocks                    322,223,679
                                                 -------------
            (Cost $267,587,393)

PREFERRED STOCK - 0.17%

   153,835  News Corp., Ltd. (Australia)               601,577
                                                 -------------
            Total Preferred Stock                      601,577
                                                 -------------
            (Cost $632,568)

INVESTMENT COMPANIES - 8.20%

10,056,463  Federated Investors                     10,056,463
 8,849,204  ILA Prime Obligation Portfolio Fund,
            Class B                                  8,849,204
 9,958,611  State Street Bank Temp Fund              9,958,611
                                                 -------------
            Total Investment Companies              28,864,278
                                                 -------------
            (Cost $28,864,278)

 Total Investments - 99.83%                        351,689,534
                                                 -------------
 (Cost $297,084,239)
 Net Other Assets and Liabilities - 0.17%              609,066
                                                 -------------
 Net Assets - 100.00%                            $ 352,298,600
                                                 =============


-----------------------------------
*    Non income producing security.
ADR  American Depositary Receipt


--------------------------------------------------------------------------------

Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
              as Percentage of Net Assets:
              ----------------------------
Finance                                        25.65%
Chemicals and Drugs                            12.29
Telecommunications                              8.52
Durable Goods                                   7.39
Consumer Goods and Services                     6.92
Energy                                          5.04
Food and Beverage                               5.03
Electronics                                     4.83
Tobacco                                         4.68
Utilities                                       3.91
Basic Materials                                 3.39
Metals and Mining                               0.97
Building and Construction                       0.96
Paper                                           0.86
Leisure and Entertainment                       0.65
Retail                                          0.54
                                               ------
Total                                          91.63%
                                               ======


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                           Unrealized
Currency     Contracts To    Settlement    Contracts At    In Exchange    Appreciation
  Value        Deliver         Dates          Value        for U.S. $    (Depreciation)
----------   ------------    ----------    ------------    -----------   --------------
10,277,000       CHF          07/23/97     $ 7,072,125     $ 7,162,796    $    90,671
 9,400,000       CHF          08/13/97       6,479,186       6,630,458        151,272
11,824,000       DEM          09/12/97       6,822,754       7,031,273        208,519
 9,700,000       GBP          09/23/97      16,094,017      15,784,810       (309,207)
10,900,000       NLG          07/16/97       5,570,034       5,669,406         99,372
 8,200,000       NLG          08/20/97       4,196,264       4,317,016        120,752
10,527,000       NLG          09/05/97       5,393,092       5,445,657         52,565
                                          ------------     -----------    ------------
                                           $51,627,472     $52,041,416    $   413,944
                                          ============     ===========    ============

----------------------------
CHF    Swiss Franc
DEM    German Mark
GBP    British Pound
NLG    Dutch Guilder

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $297,084,239. Net unrealized appreciation (depreciation) aggregated $54,605,295, of which $61,406,088 related to appreciated investment securities and $(6,800,793) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $763,275.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $89,540,752 and $15,820,962 from non-governmental issuers, respectively.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Select Growth Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
Shares                                             (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 95.20%

           Finance - 19.26%
  100,300  American Express Co.                 $   7,472,350
   35,800  American International Group, Inc.       5,347,625
   70,700  Banc One Corp.                           3,424,531
  117,600  BankAmerica Corp.                        7,592,550
    3,800  BankBoston Corp.                           273,838
   91,600  Barnett Banks, Inc.                      4,809,000
   54,800  Citicorp                                 6,606,825
   38,100  Comerica, Inc.                           2,590,800
  102,200  Conseco, Inc.                            3,781,400
   39,700  Franklin Resources, Inc.                 2,880,731
  143,862  MBNA Corp.                               5,268,946
   37,400  MGIC Investment Corp.                    1,792,863
  110,466  Travelers Group, Inc.                    6,966,262
  128,800  Washington Mutual, Inc.                  7,695,800
                                                -------------
                                                   66,503,521
                                                -------------

           Chemicals and Drugs - 13.92%
   96,800  Abbott Laboratories                      6,461,400
   88,200  Bristol-Myers Squibb Co.                 7,144,200
   20,300  Clorox Co.                               2,679,600
   68,200  duPont (E.I.) deNemours & Co.            4,288,075
   39,100  Lilly (Eli) & Co.                        4,274,119
   69,600  Merck & Co., Inc.                        7,203,600
   47,500  Pfizer, Inc.                             5,676,250
   85,900  Praxair, Inc.                            4,810,400
   55,000  Sherwin-Williams Co.                     1,698,125
   30,800  Warner-Lambert Co.                       3,826,900
                                                -------------
                                                   48,062,669
                                                -------------

           Durable Goods - 11.83%
   77,100  BMC Software, Inc.*                      4,269,413
   14,100  Dell Computer Corp.*                     1,655,869
  160,700  General Electric Co.                    10,505,763
   23,000  Intel Corp.                              3,261,688
   78,800  Motorola, Inc.                           5,988,800
   86,800  PeopleSoft, Inc.*                        4,578,700
   48,500  Tellabs, Inc.*                           2,709,938
   75,800  Tyco International, Ltd.                 5,272,838
  112,500  Westinghouse Electric Corp.              2,601,563
                                                -------------
                                                   40,844,572
                                                -------------

           Consumer Products - 9.46%
   35,900  Applied Materials, Inc.*                 2,542,169
   39,200  Ascend Communications, Inc.*             1,543,500
   40,000  Avon Products, Inc.                      2,822,500
   27,700  Carnival Corp., Class A                  1,142,625
   54,900  ConAgra, Inc.                            3,520,463
   60,100  Disney (Walt) Co.                        4,823,025
   57,500  Liz Claiborne, Inc.                      2,680,938
   54,900  Procter & Gamble Co.                     7,754,625
   68,900  Sara Lee Corp.                           2,867,963
  113,000  TJX Cos., Inc.                           2,980,375
                                                -------------
                                                   32,678,183
                                                -------------

           Technology - 9.35%
   33,000  Compaq Computer Corp.*                   3,275,250
   89,525  Computer Associates International,
           Inc                                      4,985,423
   79,400  EMC Corp.*                               3,096,600
   87,400  Honeywell, Inc.                          6,631,475
   24,400  Lucent Technologies, Inc.                1,758,325
   77,700  Microsoft Corp.*                         9,819,338
   63,500  Parametric Technology Corp.*             2,702,719
                                                -------------
                                                   32,269,130
                                                -------------

           Retail - 6.84%
   76,250  Consolidated Stores Corp.*               2,649,688
  114,500  Costco Cos., Inc.*                       3,764,188
  126,801  CVS Corp.                                6,498,551
   78,000  Dayton-Hudson Corp.                      4,148,625
   68,600  Safeway, Inc.*                           3,164,175
   63,400  Walgreen Co.                             3,399,825
                                                -------------
                                                   23,625,052
                                                -------------

           Energy - 5.98%
   39,300  Baker Hughes, Inc.                       1,520,419
   55,200  Exxon Corp.                              3,394,800
   64,900  Halliburton Co.                          5,143,325
   44,800  Mobil Corp.                              3,130,400
   41,500  Schlumberger, Ltd.                       5,187,500
   44,100  Sonat, Inc.                              2,260,125
                                                -------------
                                                   20,636,569
                                                -------------

           Health Services - 5.11%
   69,000  Cardinal Health, Inc.                    3,950,250
   56,600  HBO & Co.                                3,898,325
  152,500  HEALTHSOUTH Corp.*                       3,802,969
   36,600  Oxford Health Plans, Inc.*               2,626,050
   90,100  United States Surgical Corp.             3,356,225
                                                -------------
                                                   17,633,819
                                                -------------

           Aerospace-Airlines - 3.69%
   60,000  Boeing Co.                               3,183,750
   82,800  Textron, Inc.                            5,495,850
   49,100  United Technologies Corp.                4,075,300
                                                -------------
                                                   12,754,900
                                                -------------

           Consumer Staples - 3.66%
   39,500  American Standard Cos., Inc.*            1,767,625
   53,300  Campbell Soup Co.                        2,665,000
   59,400  Coca-Cola Co.                            4,009,493
   44,300  Gillette Co.                             4,197,425
                                                -------------
                                                   12,639,543
                                                -------------

           Printing and Publishing - 2.20%
   76,800  Gannett Co., Inc.                        7,584,000
                                                -------------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Select Growth Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
Shares                                             (Note 2)
-------------------------------------------------------------
           Communications - 1.81%
   119,000 Sprint Corp.                         $   6,262,375
                                                -------------

           Hotels-Leisure - 1.20%
    67,400 Marriott International, Inc.             4,136,675
                                                -------------

           Utilities - 0.47%
    67,500 Republic Industries, Inc.*               1,636,875
                                                -------------

           Consumer Service - 0.42%
    44,200 Service Corp. International              1,453,075
                                                -------------
           Total Common Stocks                    328,720,958
                                                -------------
           (Cost $267,352,656)

                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 0.58%

           U.S. Treasury Note
$2,000,000 5.75%, 12/31/98                          1,993,750
                                                -------------
           Total U.S. Government Obligation         1,993,750
                                                -------------
           (Cost $1,996,563)

COMMERCIAL PAPER (A) - 3.15%

 2,000,000 Bear Stearns Cos., Inc.
           5.58%, 09/18/97                          1,975,510
 8,900,000 Citicorp
           6.25%, 07/01/97                          8,900,000
                                                -------------
           Total Commercial Paper                  10,875,510
                                                -------------
           (Cost $10,875,510)


                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 1.58%

$3,000,000 Bayerische Vereinsbank AG
           6.30%, 11/25/98                          2,986,500
 2,500,000 Skandinaviska Enskilda Banken
           6.54%, 06/03/98                          2,488,000
                                                -------------
           Total Certificates of Deposit            5,474,500
                                                -------------
           (Cost $5,500,000)


                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
INVESTMENT COMPANIES - 0.00%

     3,923 ILA Prime Obligation Portfolio Fund,
           Class B                                      3,923
     8,698 State Street Bank Temp Fund                  8,698
                                                -------------
           Total Investment Companies                  12,621
                                                -------------
           (Cost $12,621)

Total Investments - 100.51%                       347,077,339
                                                -------------
(Cost $285,737,350)
Net Other Assets and Liabilities - (0.51)%         (1,766,796)
                                                -------------
Net Assets - 100.00%                            $ 345,310,543
                                                =============


-----------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $285,737,350. Net unrealized appreciation (depreciation) aggregated $61,339,989, of which $63,797,906 related to appreciated investment securities and $(2,457,917) related to depreciated investment securities.

As of December 31, 1996, the portfolio had no capital loss carryforwards. During 1996, the fund utilized $2,730,483 of its capital loss carryforwards.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $2,053,805.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $184,829,483 and $125,836,649 from non-governmental issuers, and $9,525,469 and $7,502,734 from U.S. Government and Agency issuers, respectively.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
Shares                                                               (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.37%

           Finance - 10.82%
   55,900  Aetna Life & Casualty, Inc.                            $   5,722,763
   58,000  American International Group, Inc.                         8,663,750
   63,000  Chase Manhattan Corp.                                      6,114,938
   38,700  Citicorp                                                   4,665,769
  102,400  Northern Trust Corp.                                       4,953,600
  219,000  TIG Holdings, Inc.                                         6,843,750
   79,600  Tokio Marine & Fire Insurance Co., ADR                     5,154,100
                                                                  -------------
                                                                     42,118,670
                                                                  -------------

           Chemicals and Drugs - 10.17%
   85,000  Air Products & Chemicals, Inc.                             6,906,250
   56,500  Allegiance Corp.                                           1,539,625
  136,000  duPont (E.I.) deNemours & Co.                              8,551,000
  102,600  Grace (W.R.) & Co.                                         5,655,825
   92,000  Monsanto Co.                                               3,961,750
   44,700  Pfizer, Inc.                                               5,341,650
  117,400  Pharmacia & Upjohn, Inc.                                   4,079,650
   28,600  Warner-Lambert Co.                                         3,553,550
                                                                  -------------
                                                                     39,589,300
                                                                  -------------

           Durable Goods - 9.87%
  154,500  Corning, Inc.                                              8,594,063
  128,900  Crown Cork & Seal Co., Inc.                                6,888,094
  115,200  General Electric Co.                                       7,531,200
   15,000  Keystone Automotive Industries, Inc.*                        255,000
   64,900  Rockwell International Corp.                               3,829,100
   59,600  Texas Instruments, Inc.                                    5,010,125
  274,200  Westinghouse Electric Corp.                                6,340,875
                                                                  -------------
                                                                     38,448,457
                                                                  -------------

           Consumer Products - 8.80%
  111,700  Anheuser-Busch Cos., Inc.                                  4,684,419
   51,100  Avon Products, Inc.                                        3,605,744
   59,100  Eastman Kodak Co.                                          4,535,925
   83,400  Fortune Brands, Inc.                                       3,111,863
  116,400  Heinz (H.J.) Co.                                           5,368,950
   48,500  Kellogg Co.                                                4,152,813
  134,200  RJR Nabisco Holdings Corp.                                 4,428,600
   30,100  Seagram Co., Ltd.                                          1,211,525
   87,000  Tupperware Corp.                                           3,175,500
                                                                  -------------
                                                                     34,275,339
                                                                  -------------

           Technology - 7.77%
  209,300  AirTouch Communications, Inc.*                             5,729,588
  167,400  Electronic Data Systems Corp.                              6,863,400
   59,800  Honeywell, Inc.                                            4,537,325
   57,400  International Business Machines Corp.                      5,176,763
   79,100  ITT Corp.*                                                 4,830,044
   76,500  Seagate Technology, Inc.*                                  2,691,844
    3,000  3Dfx Interactive, Inc.*                                       40,125
   30,000  Waterlink, Inc.*                                             390,000
                                                                  -------------
                                                                     30,259,089
                                                                  -------------

           Energy - 6.64%
  136,900  Amerada Hess Corp.                                     $   7,606,506
   78,600  Chevron Corp.                                              5,811,488
    2,500  Hanover Compressor Company*                                   48,750
  143,577  IMC Global, Inc.                                           5,025,195
  135,000  Oryx Energy Co.*                                           2,851,875
   60,000  Tenneco, Inc.                                              2,711,250
   24,700  Western Atlas, Inc.*                                       1,809,275
                                                                  -------------
                                                                     25,864,339
                                                                  -------------

           Aerospace-Airlines - 6.37%
   66,800  AMR Corp.*                                                 6,179,000
   39,092  Boeing Co.                                                 2,074,319
   80,000  Lockheed Martin Corp.                                      8,285,000
   33,700  Northrop Grumman Corp.                                     2,959,281
   95,200  Sundstrand Corp.                                           5,313,350
                                                                  -------------
                                                                     24,810,950
                                                                  -------------

           Print and Publishing - 5.55%
   51,300  Reader's Digest Association, Inc., Class A                 1,471,669
  139,500  Time Warner, Inc.                                          6,730,875
  198,600  Tribune Co.                                                9,545,213
  190,400  U.S. West, Inc., Media Group*                              3,855,600
                                                                  -------------
                                                                     21,603,357
                                                                  -------------

           Automotive - 3.30%
  148,000  Ford Motor Co.                                             5,587,000
  125,800  General Motors Corp., Class H                              7,264,950
                                                                  -------------
                                                                     12,851,950
                                                                  -------------

           Utilities - 3.10%
   88,600  Long Island Lighting Co.                                   2,037,800
  135,200  NYNEX Corp.                                                7,790,900
   65,300  Texas Utilities Co.                                        2,248,769
                                                                  -------------
                                                                     12,077,469
                                                                  -------------

           Metals and Mining - 3.01%
  254,500  Allegheny Teledyne, Inc.                                   6,871,500
   14,800  Molten Metal Technology, Inc.*                                74,000
   56,000  Phelps Dodge Corp.                                         4,770,500
                                                                  -------------
                                                                     11,716,000
                                                                  -------------

           Consumer Staples - 2.78%
  152,800  Black & Decker Corp.                                       5,682,250
  106,500  Litton Industries, Inc.*                                   5,145,274
                                                                  -------------
                                                                     10,827,524
                                                                  -------------

           Manufacturing - 2.28%
  286,500  Owens-Illinois, Inc.*                                      8,881,500
                                                                  -------------

           Health Care Products - 2.21%
  152,500  Baxter International, Inc.                                 7,968,125
    9,800  Johnson & Johnson                                            630,875
                                                                  -------------
                                                                      8,599,000
                                                                  -------------


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
Shares                                                               (Note 2)
--------------------------------------------------------------------------------
           Retail - 2.16%
  153,100  Wal-Mart Stores, Inc.                                   $   5,176,694
  135,500  Woolworth Corp.*                                            3,252,000
                                                                   -------------
                                                                       8,428,694
                                                                   -------------

           Waste Disposal - 1.66%
  200,968  Waste Management, Inc.                                      6,456,097
                                                                   -------------

           Health Services - 1.25%
  123,600  Columbia/HCA Healthcare Corp.                               4,859,025
                                                                   -------------

           Hotels-Leisure - 0.87%
  170,300  Host Marriott Corp.*                                        3,033,469
   22,900  Servico, Inc.*                                                340,638
                                                                   -------------
                                                                       3,374,107
                                                                   -------------

           Business Services - 0.76%
  116,700  Ikon Office Solutions, Inc.                                 2,910,206
    2,500  Staff Leasing, Inc.*                                           46,875
                                                                   -------------
                                                                       2,957,081
                                                                   -------------
           Total Common Stocks                                       347,997,948
                                                                   -------------
           (Cost $274,052,967)

PREFERRED STOCKS - 1.62%

   30,100  AirTouch Communications, Inc., Class B                        857,850
   93,600  Globalstar Telecommunications, Ltd                          5,428,800
                                                                   -------------
           Total Preferred Stocks                                      6,286,650
                                                                   -------------
           (Cost $5,358,131)

Par Value
---------

CORPORATE NOTES AND BONDS - 2.50%

$  465,000 General Motors Acceptance Corp., MTN
           7.85%, 11/17/97                                               468,593
 2,500,000 MBNA Corp., Senior MTN
           7.25%, 12/10/97                                             2,514,580
 1,490,000 Molten Metal Technolgy, Inc.
           5.50%, 05/01/06 (A)                                           551,300
 2,500,000 Morgan Stanley Group, Inc., Series C
           6.16%, 03/09/98                                             2,506,307
 6,250,000 Roche Holdings, Inc.
           6.38%, 05/06/12 (A)(C)                                      2,695,313
 1,000,000 Xerox Credit Corp., Series D, MTN
           6.84%, 06/01/00                                             1,000,625
                                                                   -------------
           Total Corporate Notes and Bonds                             9,736,718
                                                                   -------------
           (Cost $10,463,230)

ASSET-BACKED SECURITY - 0.26%

 1,000,000 Case Equipment Loan Trust, 1997-A
           6.45%, 03/15/04                                             1,002,852
                                                                   -------------
           Total Asset-Backed Security                                 1,002,852
                                                                   -------------
           (Cost $999,681)

U.S. GOVERNMENT AGENCY OBLIGATION (B) - 0.75%

           Federal Home Loan Bank
$3,000,000 5.50%, 11/13/97                                         $   2,938,125
                                                                   -------------
           Total U.S. Government Agency
           Obligation                                                  2,938,125
                                                                   -------------
           (Cost $2,938,125)

CERTIFICATES OF DEPOSIT - 1.15%

 2,000,000 Bayerische Vereinsbank AG
           6.30%, 11/25/98                                             1,991,000
 2,500,000 Skandinaviska Enskilda Banken
           6.54%, 06/03/98                                             2,488,000
                                                                   -------------
           Total Certificates of Deposit                               4,479,000
                                                                   -------------
           (Cost $4,500,000)

COMMERCIAL PAPER (B) - 3.91%

 2,000,000 Bear Stearns Cos., Inc.
           5.58%, 09/18/97                                             1,975,510
 5,300,000 Citicorp
           6.25%, 07/01/97                                             5,300,000
 3,000,000 Mitsubishi Motors Credit of America, Inc.
           5.64%, 08/11/97                                             2,980,730
 2,500,000 Paine Webber Group, Inc.
           5.70%, 09/18/97                                             2,468,729
 2,500,000 Southland Corp.
           5.62%, 08/07/97                                             2,485,560
                                                                   -------------
           Total Commercial Paper                                     15,210,529
                                                                   -------------
           (Cost $15,210,529)

Shares
------

INVESTMENT COMPANY - 0.01%

    43,864 State Street Bank Temp Fund                                    43,864
                                                                   -------------
           Total Investment Company                                       43,864
                                                                   -------------
           (Cost $43,864)

Total Investments - 99.57%                                           387,695,686
                                                                   -------------
(Cost $313,566,527)
Net Other Assets and Liabilities - 0.43%                               1,693,732
                                                                   -------------
Net Assets - 100.00%                                               $ 389,389,418
                                                                   -------------


-----------------------------------
*    Non income producing security.
MTN  Medium Term Note
ADR  American Depositary Receipt
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1997, these securities amounted to $3,246,613 or 0.83% of net assets.
(B)  Effective yield at time of purchase.
(C)  Zero coupon bond. Rate shown reflects effective yield to maturity.



                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $313,566,527. Net unrealized appreciation (depreciation) aggregated $74,129,159, of which $79,690,388 related to appreciated investment securities and $(5,561,229) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $2,538,690.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $110,988,570 and $70,393,352 from non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Income Fund
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
Par Value                                    Moody's Ratings        (Note 2)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 50.15%

           Finance - 18.57%
$ 700,000  Chase Commercial Mortgage
           Securities
           7.37%, 05/19/07                          NR           $      701,197
  500,000  Duke Realty, LP
           7.25%, 09/22/02                         Baa                  503,892
  400,000  Franchise Finance Corp. of
           America
           7.00%, 11/30/00                         Baa                  400,984
  600,000  General Electric Capital Corp.
           6.66%, 05/01/18                         Aaa                  601,300
  725,000  Green Tree Financial Corp.
           7.54%, 04/15/28                          NR                  714,799
1,625,000  Green Tree Financial Corp.
           7.53%, 07/15/28                          NR                1,612,049
  650,000  Green Tree Financial Corp.
           7.24%, 11/15/28                          NR                  647,459
  850,000  Green Tree Financial Corp.
           7.22%, 02/15/29                          NR                  840,965
  125,000  Greyhound Financial Corp.
           8.50%, 02/15/99                         Baa                  129,006
1,100,000  Highwoods/Forsyth, LP
           6.75%, 12/01/03                         Baa                1,075,911
  875,000  Homeside Lending, Inc., MTN
           6.88%, 06/30/02                          NR                  871,168
  500,000  Integra Financial Corp.
           6.50%, 04/15/00                           A                  498,638
  800,000  Keystone Financial Mid-Atlantic
           Funding Senior Note
           7.30%, 05/15/04                         Baa                  809,768
  575,000  Mortgage Capital Funding, Inc.
           7.90%, 02/15/06                          NR                  596,563
  625,000  Sears Roebuck Acceptance Corp.,
           Series II, MTN
           6.69%, 04/30/01                           A                  622,802
  600,000  Security Connecticut Corp., MTN
           7.13%, 03/01/03                         Baa                  593,175
  900,000  Susa Partnership, LP, REIT
           8.20%, 06/01/17                         Baa                  903,370
1,575,000  The Money Store, Inc.
           8.38%, 04/15/04                          Ba                1,616,706
  450,000  TIG Holdings, Inc.
           8.13%, 04/15/05                         Baa                  468,461
1,150,000  United Companies Financial Corp.
           Senior Note
           7.70%, 01/15/04                          Ba                1,144,725
  750,000  Wharf Capital International 1994, Ltd.
           8.88%, 11/01/04                         Baa                  805,887
                                                                  -------------
                                                                     16,158,825
                                                                  -------------

           Securities Brokers and Dealers - 6.76%
  190,000  Bear Stearns Cos., Inc.
           Senior Note
           6.75%, 08/15/00                           A                  190,249
1,150,000  Goldman Sachs Group, LP
           7.20%, 03/01/07                           A                1,147,470
1,000,000  Merrill Lynch Mortgage Investors, Inc.
           6.96%, 11/21/28                          NR                  921,090
  825,000  Merrill Lynch Mortgage Investors, Inc.
           7.12%, 06/18/29                          NR                  812,749
  575,000  Merrill Lynch & Co., Inc.
           6.00%, 01/15/01                          Aa                  562,843
  100,000  Salomon, Inc.
           7.13%, 08/01/99                         Baa                  101,090
  550,000  Salomon, Inc.
           7.25%, 05/01/01                         Baa                  556,252
  325,000  Salomon, Inc.
           7.00%, 05/15/99                         Baa                  327,697
   50,000  Salomon, Inc., Series D, Senior MTN
           6.39%, 04/05/99                         Baa                   49,733
  175,000  Salomon, Inc., Series D, MTN
           6.82%, 07/26/99                         Baa                  176,040
  250,000  Salomon, Inc., MTN
           6.63%, 11/30/00                         Baa                  248,453
  350,000  Smith Barney Holdings, Inc.
           7.88%, 10/01/99                           A                  359,534
  425,000  Smith Barney Holdings, Inc.
           7.00%, 03/15/04                           A                  423,913
                                                                  -------------
                                                                      5,877,113
                                                                  -------------

           Real Estate - 5.46%
  500,000  Avalon Properties, Inc.
           Senior Note, REIT
           7.38%, 09/15/02                         Baa                  500,121
  300,000  Colonial Realty, LP, MTN
           7.16%, 01/17/03                          NR                  299,422
  400,000  ERP Operating, LP
           8.50%, 05/15/99 (A)                     Baa                  413,372
  200,000  ERP Operating, LP
           7.95%, 04/15/02                           A                  205,729
1,100,000  La Quinta Inns, Inc., MTN
           7.11%, 10/17/01                          Ba                1,096,619
  650,000  Meditrust, REIT
           7.82%, 09/10/26                         Baa                  674,644
  500,000  Shopping Center Associates
           6.75%, 01/15/04 (A)                     Aaa                  487,655
  450,000  Spieker Properties, LP
           6.65%, 12/15/00                         Baa                  446,635
  625,000  Trinet Corporate Realty Trust, Inc.
           7.30%, 05/15/01                         Baa                  629,372
                                                                  -------------
                                                                      4,753,569
                                                                  -------------

           Banking - 3.20%
  825,000  BB&T Corp.
           7.25%, 06/15/07                           A                  827,026
  275,000  Capital One Bank, MTN
           8.13%, 03/01/00                         Baa                  284,030
  450,000  First USA Bank, MTN
           5.75%, 01/15/99                         Baa                  446,429
  400,000  First USA Bank, MTN
           7.00%, 08/20/01                         Baa                  402,565
  400,000  St. George Bank, Ltd.
           6.88%, 04/01/99 (A)                     Baa                  401,988
  425,000  St. George Bank, Ltd.
           7.15%, 10/15/05 (A)                     Baa                  423,364
                                                                  -------------
                                                                      2,785,402
                                                                  -------------



                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS CONTINUED . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                      Value
Par Value                                    Moody's Ratings        (Note 2)
--------------------------------------------------------------------------------
           Insurance - 2.98%
$  775,000 Conseco, Inc.
           8.13%, 02/15/03                          Ba           $      805,736
   575,000 Equitable Life Assurance Society
           7.70%, 12/01/15(A)                        A                  568,261
   800,000 Markel Corp.
           7.25%, 11/01/03                         Baa                  796,680
   400,000 USF&G Corp.
           Senior Note
           8.38%, 06/15/01                         Baa                  418,795
                                                                  -------------
                                                                      2,589,472
                                                                  -------------

           Telephone and Telecommunications - 2.75%
   825,000 MFS Communications Co., Inc.
           0.00%, 01/15/04 (G)                      Ba                  767,250
 1,075,000 MFS Communications Co., Inc.
           0.00%, 01/15/06 (G)                      Ba                  849,250
   775,000 360 Communications Co.
           Senior Note
           7.60%, 04/01/09                          Ba                  779,040
                                                                  -------------
                                                                      2,395,540
                                                                  -------------

           Industrial - 2.42%
   800,000 Brascan, Ltd.
           7.38%, 10/01/02                          Ba                  794,232
 1,250,000 Cominco, Ltd.
           6.88%, 02/15/06                         Baa                1,184,269
   300,000 Roche Holdings, Inc.
           6.38%, 05/06/12 (F)                      Aa                  129,375
                                                                  -------------
                                                                      2,107,876
                                                                  -------------

           Print and Publishing - 2.24%
   275,000 News America Holdings, Inc.
           9.50%, 07/15/24                         Baa                  313,516
   200,000 News America Holdings, Inc.
           7.70%, 10/30/25                         Baa                  188,286
   575,000 Time Warner, Inc.
           9.13%, 01/15/13                          Ba                  637,706
   220,000 Time Warner, Inc.
           9.15%, 02/01/23                          Ba                  242,807
   575,000 Time Warner, Inc.
           6.85%, 01/15/26                          Ba                  562,098
                                                                  -------------
                                                                      1,944,413
                                                                  -------------

           Manufacturing - 1.95%
   775,000 Georgia-Pacific Corp.
           9.95%, 06/15/02                         Baa                  871,684
   425,000 Noranda Forest, Inc., Debenture
           8.88%, 10/15/99                         Baa                  442,446
   400,000 Scherer (R.P.) Corp.
           Senior Note
           6.75%, 02/01/04                          Ba                  383,658
                                                                  -------------
                                                                      1,697,788
                                                                  -------------

           Consumer Goods - 1.47%
 1,400,000 Quantum Health Resources, Inc.
           4.75%, 10/01/00                           B                1,275,750
                                                                  -------------

           Equipment - 0.96%
   850,000 Toro Co.
           7.80%, 06/15/27                          NR                  834,505
                                                                  -------------

           Merchandising and Retail - 0.93%
   800,000 Great Atlantic & Pacific Tea
           Co., Inc.
           Senior Note
           7.70%, 01/15/04                         Baa                  808,634
                                                                  -------------

           Utilities - 0.46%
   300,000 System Energy Resources, Inc.
           6.00%, 04/01/98                         Baa                  298,462
   100,000 System Energy Resources, Inc.
           7.63%, 04/01/99                         Baa                  101,222
                                                                  -------------
                                                                        399,684
                                                                  -------------
           Total Corporate Notes and Bonds                           43,628,571
                                                                  -------------
           (Cost $43,448,184)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 31.15%

           Federal National Mortgage Association (B) - 12.64%
   544,500 6.00%, 01/01/11, Pool # 334836          Aaa                  525,296
 1,000,000 6.00%, 06/01/12 (D)                     Aaa                  963,750
   255,692 7.00%, 07/01/23, Pool # 050765          Aaa                  252,189
 1,250,000 8.00%, 07/25/23, REMIC                  Aaa                1,323,015
   269,350 7.00%, 12/01/23, Pool # 240476          Aaa                  265,660
   265,297 7.00%, 01/01/24, Pool # 261764          Aaa                  261,410
    40,143 7.00%, 05/01/24, Pool # 265289          Aaa                   39,555
   378,750 7.00%, 06/01/24, Pool # 283173          Aaa                  373,201
   811,828 7.00%, 06/01/24, Pool # 284717          Aaa                  799,935
   341,605 7.00%, 07/01/25, Pool # 307012          Aaa                  335,517
   302,863 7.00%, 07/01/25, Pool # 315035          Aaa                  297,466
   180,944 7.00%, 07/01/25, Pool # 317579          Aaa                  177,719
   879,005 7.00%, 08/01/25, Pool # 250345          Aaa                  863,341
   211,262 7.00%, 08/01/25, Pool # 318107          Aaa                  207,497
   148,322 7.00%, 08/01/25, Pool # 318348          Aaa                  145,679
   754,834 7.00%, 08/01/25, Pool # 318863          Aaa                  741,383
   410,591 7.00%, 08/01/25, Pool # 319485          Aaa                  403,274
   431,611 7.00%, 08/01/25, Pool # 320333          Aaa                  423,920
   289,415 7.00%, 09/01/25, Pool # 303555          Aaa                  284,257
   345,234 7.00%, 09/01/25, Pool # 317782          Aaa                  339,082
   368,051 6.50%, 01/01/26, Pool # 335089          Aaa                  352,626
   283,684 7.00%, 04/01/26, Pool # 303841          Aaa                  278,629
 1,370,109 7.00%, 09/01/26, Pool # 345859          Aaa                1,343,707
                                                                  -------------
                                                                     10,998,108
                                                                  -------------

           Federal Home Loan Mortgage Corporation - 6.22%
   362,875 6.50%, 03/01/26, Pool # D69086          Aaa                  348,008
   542,185 6.50%, 04/01/26, Pool # D69873          Aaa                  519,971
   982,323 7.50%, 05/01/26, Pool # D71610          Aaa                  986,772
   489,667 7.50%, 07/01/26, Pool # D72669          Aaa                  491,885
   260,290 7.50%, 08/01/26, Pool # C00473          Aaa                  261,469



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS CONTINUED . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                      Value
Par Value                                    Moody's Ratings        (Note 2)
--------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corporation (continued)
$1,287,000 6.00%, 06/01/12, Pool # G10691          Aaa            $   1,242,727
 1,625,000 6.00%, 08/01/12 (D)                     Aaa                1,564,063
                                                                  -------------
                                                                      5,414,895
                                                                  -------------

           U.S. Treasury Notes - 5.21%
   375,000 5.13%, 02/28/98 (E)                     Aaa                  373,477
   300,000 5.38%, 05/31/98 (E)                     Aaa                  298,875
    75,000 6.25%, 07/31/98                         Aaa                   75,328
 3,800,000 5.63%, 11/30/98 (E)                     Aaa                3,782,189
                                                                  -------------
                                                                      4,529,869
                                                                  -------------

           U.S. Treasury Bond - 4.65%
 3,550,000 8.13%, 08/15/19                         Aaa                4,048,111
                                                                  -------------

           Government National
           Mortgage Association (B) - 2.17%
   801,907 7.00%, 07/15/23                         Aaa                  792,252
   345,824 7.00%, 11/15/23                         Aaa                  341,661
   379,465 7.00%, 02/15/24                         Aaa                  374,547
   384,041 7.00%, 07/15/24                         Aaa                  379,063
                                                                  -------------
                                                                      1,887,523
                                                                  -------------
           U.S. Agency Bond - 0.26%
   223,227 Federal Deposit Insurance Corp.
           Series 1994-C1, REMIC
           7.85%, 09/25/25                         Aaa                  224,966
                                                                  -------------
           Total U.S. Government and Agency
           Obligations                                               27,103,472
                                                                  -------------
           (Cost $26,863,958)

ASSET-BACKED SECURITIES (B) - 7.31%

   388,769 Advanta Mortgage Loan Trust,
           Series 93-4
           5.50%, 03/25/10                         Aaa                  373,044
 1,200,000 Contimortgage Home Equity Loan Trust,
           Class A
           6.88%, 01/15/28                          NR                1,182,276
   700,000 CS First Boston Mortgage
           Securities Co.
           7.59%, 07/25/26                          NR                  710,122
   325,000 EQCC Home Equity Loan Trust,
           Series 1996-1
           6.19%, 12/15/10                         Aaa                  316,102
   925,000 EQCC Home Equity Loan Trust,
           Series 1996-4
           6.89%, 01/15/28                          NR                  916,823
   132,943 Fund America Investors Corp. II,
           1993-F
           5.40%, 09/25/09                         Aaa                  127,999
   764,819 Housing Securities, Inc.
           6.50%, 07/25/09                          NR                  745,630
   117,065 Resolution Trust Corp.
           8.00%, 04/25/25                         Baa                  119,589
   625,000 Resolution Trust Corp.
           8.00%, 06/25/26                          NR                  638,863
   275,000 Resolution Trust Corp.
           6.90%, 02/25/27                         Aaa                  271,733
   261,002 Resolution Trust Corp.
           7.45%, 05/25/29                         Baa                  259,370
   550,000 The Money Store Home Equity Trust,
           1996-D
           7.00%, 04/15/28                         Aaa                  543,884
   147,727 UCFC Home Equity Loan Trust, 1994-B2
           7.10%, 06/10/23                         Aaa                  149,313
                                                                  -------------
           Total Asset-Backed Securities                              6,354,748
                                                                  -------------
           (Cost $6,312,636)

MUNICIPAL BOND - 1.00%

 4,100,000 New Jersey Economic Development
           7.61%, 02/15/18 (F)                      NR                  870,840
                                                                  -------------
           Total Municipal Bond                                         870,840
                                                                  -------------
           (Cost $879,450)

COMMERCIAL PAPER (C) - 8.09%

   850,000 Federal Home Loan Bank
           5.78%, 10/02/97                         Aaa                  837,747
   775,000 Federal Home Loan Bank
           5.58%, 10/03/97                         Aaa                  763,708
 1,000,000 Federal Home Loan Mortgage Corp.
           5.44%, 09/16/97                         Aaa                  988,492
 2,000,000 Federal National Mortgage Association
           5.52%, 09/05/97                         Aaa                1,979,760
 1,500,000 Federal National Mortgage Association
           5.55%, 09/25/97                         Aaa                1,480,283
 1,000,000 World Bank
           5.46%, 09/22/97                          NR                  987,846
                                                                  -------------
           Total Commercial Paper                                     7,037,836
                                                                  -------------
           (Cost $7,037,836)



Shares
------
INVESTMENT COMPANY - 2.25%

1,956,911  ILA Prime Obligation Portfolio Fund,
           Class B                                                    1,956,911
                                                                  -------------
           Total Investment Company                                   1,956,911
                                                                  -------------
           (Cost $1,956,911)

Total Investments - 99.95%                                           86,952,378
                                                                  -------------
(Cost $86,498,975)
Net Other Assets and Liabilities - 0.05%                                 45,774
                                                                  -------------
Net Assets - 100.00%                                              $  86,998,152
                                                                  =============


-----------------------------
(A) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1997, these securities amounted to $2,294,640 or 2.64% of net assets.
(B)    Pass Through Certificates
(C)    Effective yield at time of purchase.
(D)    Forward Commitment
(E)    Collateral on Forward Commitment
(F)    Zero coupon bond. Rate shown reflects effective yield to maturity.
(G) Interest rate steps up periodically to maturity. The interest rate shown reflects the rate currently in effect at June 30, 1997.
MTN    Medium Term Note
REIT   Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Income Fund
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $86,498,975. Net unrealized appreciation (depreciation) aggregated $453,403, of which $840,444 related to appreciated investment securities and $(387,041) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $28,832,464 and $15,921,932 from non-governmental issuers, respectively, and $16,662,076 and $27,710,140 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:


                                Moody's Ratings
                           Aaa               42.38%
                           Aa                 0.81
                           A                  5.70
                           Baa               20.68
                           Ba                11.39
                           B                  1.50
                           NR (Not Rated)    17.54
                                            -------
                                            100.00%
                                            =======


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                     Value
Par Value                                          (Note 2)
--------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS - 18.76%

              Federal Home Loan Mortgage Corporation - 9.77%
$10,000,000   5.41%, 07/15/97                      $   9,978,961
 13,120,000   5.22%, 08/15/97                         13,030,688
  1,930,000   5.24%, 01/30/98                          1,870,164
                                                   -------------
                                                      24,879,813
                                                   -------------

              Federal Farm Credit Bank - 4.71%
  7,500,000   5.55%, 08/01/97                          7,499,233
  2,625,000   5.25%, 10/31/97                          2,578,629
  2,000,000   5.47%, 03/23/98                          1,919,469
                                                   -------------
                                                      11,997,331
                                                   -------------

              Federal National Mortgage Association - 3.69%
    500,000   5.64%, 09/03/97                            500,158
  9,000,000   5.55%, 09/25/97                          8,880,675
                                                   -------------
                                                       9,380,833
                                                   -------------

              Federal Home Loan Bank - 0.59%
  1,500,000   5.61%, 07/07/97                          1,498,598
                                                   -------------
              Total U.S. Agency Obligations           47,756,575
                                                   -------------
              (Cost $47,756,575)

CORPORATE NOTES AND BONDS - 18.27%

              Finance - 6.81%
  3,000,000   American Honda Finance Corp., MTN
              5.92%, 08/15/97 (B) *                    3,000,000
    925,000   Beneficial Corp., Series E, MTN
              6.99%, 12/11/97                            928,162
    255,000   Ford Capital BV, Yankee Debenture
              9.13%, 05/01/98
              Guaranteed: Ford Motor Co.                 260,539
  5,750,000   General Electric Capital Corp.,
              Series A, MTN
              5.36%, 01/20/98                          5,730,450
  1,400,000   General Motors Acceptance Corp., MTN
              7.30%, 02/02/98                          1,410,817
  1,100,000   General Motors Acceptance Corp., MTN
              6.50%, 07/25/97                          1,100,579
  3,000,000   General Motors Acceptance Corp., MTN
              6.07%, 08/01/97 *                        3,000,358
  1,000,000   Southwestern Bell Capital Corp.,
              Series C, MTN
              7.75%, 10/30/97                          1,005,801
    899,000   Texaco Capital, Inc., MTN
              8.65%, 07/23/97
              Guaranteed: Texaco, Inc.                   900,646
                                                   -------------
                                                      17,337,352
                                                   -------------

              Securities Brokers and Dealers - 4.69%
  3,500,000   Goldman Sachs Group, LP
              Series E, Euro MTN
              6.20%, 05/29/98 *                        3,507,713
  1,000,000   Bear Stearns Cos., Inc.,
              Series B, MTN
              6.07%, 02/17/98 *                        1,001,180
  2,500,000   Bear Stearns Cos., Inc.,
              Series B, MTN
              6.16%, 02/23/98 *                        2,506,568
  3,000,000   Bear Stearns Cos., Inc.,
              Series B, MTN
              5.75%, 10/08/97 *                        3,000,000
  1,915,000   Lehman Brothers Holdings, Inc.,
              Series E, MTN
              6.73%, 02/27/98                          1,924,595
                                                   -------------
                                                      11,940,056
                                                   -------------

              Banking - 3.55%
  4,000,000   BankAmerica Corp., Series G, MTN
              6.88%, 11/20/97                          4,014,090
  2,000,000   MBNA Corp., Senior MTN
              7.25%, 12/10/97                          2,011,245
  3,000,000   Wells Fargo & Co., Series B, MTN
              5.89%, 12/29/97 *                        3,000,767
                                                   -------------
                                                       9,026,102
                                                   -------------

              Utilities - 1.62%
  1,000,000   Virginia Electric & Power Co.
              First Mortgage, Series A
              9.38%, 06/01/98                          1,027,014
  3,060,000   WMX Technologies, Inc.
              8.13%, 02/01/98                          3,099,826
                                                   -------------
                                                       4,126,840
                                                   -------------

              Consumer Goods - 0.99%
  2,500,000   PepsiCo, Inc.
              6.13%, 01/15/98                          2,504,802
                                                   -------------

              Retail - 0.61%
  1,525,000   Sears Roebuck & Co., Debenture
              9.25%, 04/15/98                          1,558,794
                                                   -------------
              Total Corporate Notes and Bonds         46,493,946
                                                   -------------
              (Cost $46,493,946)

MUNICIPAL BOND - 1.57%

  4,000,000   Nebraska Higher Education Loan Program, Inc.
              5.60%, 07/17/97                          3,990,044
                                                   -------------
              Total Municipal Bond                     3,990,044
                                                   -------------
              (Cost $3,990,044)


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                       Value
Par Value                                            (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 55.36%

             Finance - 22.78%
$ 5,000,000  Asset Backed Capital Finance, Inc.
             5.83%, 11/14/97                      $   4,999,640
  9,000,000  Associates Corp. of North America
             5.62%, 07/21/97                          8,971,900
  2,500,000  Bil North America, Inc.
             5.65%, 12/10/97                          2,436,438
  3,000,000  Jefferson Smurfit Finance Corp.,
             Series A
             5.60%, 08/28/97                          2,972,933
  4,500,000  Jefferson Smurfit Finance Corp.,
             Series A
             5.60%, 09/02/97                          4,455,900
  3,163,000  Madison Funding, Inc.
             5.70%, 08/05/97                          3,145,472
    600,000  National Fleet Funding Corp.
             7.00%, 08/15/97                            595,725
  8,500,000  Norwest Financial, Inc.
             5.53%, 07/28/97                          8,464,746
  5,000,000  Prudential Funding Corp.
             5.54%, 07/14/97                          4,989,997
  4,200,000  Toshiba Capital Asia Corp.
             5.75%, 07/22/97                          4,185,913
  2,500,000  Toshiba International Finance
             5.70%, 08/14/97                          2,482,583
  5,355,000  UBS Finance, Inc.
             6.20%, 07/01/97                          5,355,000
  5,000,000  Unifunding, Inc.
             5.58%, 09/17/97                          4,939,550
                                                  -------------
                                                     57,995,797
                                                  -------------

             Security Brokers and Dealers - 9.89%
  2,000,000  Bear Stearns Cos., Inc.
             5.58%, 09/18/97                          1,975,510
  3,000,000  European Investment Bank
             5.76%, 11/03/97                          2,940,104
  2,500,000  Goldman Sachs Group, LP
             5.85%, 11/17/97                          2,443,821
  8,000,000  Merrill Lynch & Co., Inc.
             5.62%, 09/18/97                          7,901,338
  2,500,000  Paine Webber Group, Inc.
             5.45%, 08/13/97                          2,483,726
  4,500,000  Paine Webber Group, Inc.
             5.77%, 08/22/97                          4,462,495
  3,000,000  Paine Webber Group, Inc.
             5.70%, 09/16/97                          2,963,425
                                                  -------------
                                                     25,170,419
                                                  -------------

             Banking - 7.05%
  5,000,000  Citicorp
             6.25%, 07/01/97                          4,999,997
  7,000,000  Citicorp
             5.72%, 07/07/97                          6,993,327
  1,000,000  Bank of Boston Corp.
             5.70%, 10/31/97                            980,683
  2,000,000  Corestates Bank of North America
             5.72%, 11/03/97                          1,960,278
  3,000,000  Societe Generale of North
             America, Inc. 5.36%, 07/14/97            2,994,193
                                                  -------------
                                                     17,928,478
                                                  -------------

             Automotive - 4.48%
  2,500,000  Hyundai Motor Finance Co.
             5.38%, 07/02/97                          2,499,626
  9,000,000  Mitsubishi Motors Credit of
             America, Inc. 5.69%, 09/11/97            8,897,680
                                                  -------------
                                                     11,397,306
                                                  -------------

             Utilities - 3.61%
  2,050,000  Narragansett Electric Co.
             6.25%, 07/01/97                          2,050,000
  7,185,000  Songs Fuel Co.
             5.68%, 08/04/97                          7,146,456
                                                  -------------
                                                      9,196,456
                                                  -------------

             Electronics - 2.90%
  4,200,000  Avnet, Inc.
             6.25%, 07/01/97                          4,200,000
  3,200,000  Sharp Electronics Corp.
             5.57%, 08/15/97                          3,177,720
                                                  -------------
                                                      7,377,720
                                                  -------------

             Insurance - 2.73%
  7,000,000  Internationale Nederlanden
             U.S. Insurance Holdings, Inc.
             5.58%, 08/19/97                          6,946,835
                                                  -------------

             Consumer Goods - 1.44%
  3,700,000  Stanley Works
             5.57%, 08/19/97                          3,671,899
                                                  -------------

             Industrial - 0.29%
    750,000  Anheuser-Busch Cos., Inc.
             5.67%, 12/19/97                            729,801
                                                  -------------

             Energy - 0.19%
    490,000  Laclede Gas Co.
             5.60%, 07/18/97                            488,704
                                                  -------------
             Total Commercial Paper                 140,903,415
                                                  -------------
             (Cost $140,903,415)


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Money Market Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                     Value
Par Value                                          (Note 2)
---------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 3.93%

$10,000,000  Skandinaviska Enskilda Banken
             6.54%, 06/03/98*                     $  10,000,000
                                                  -------------
             Total Certificate of Deposit            10,000,000
                                                  -------------
             (Cost $10,000,000)

BANKERS' ACCEPTANCE - 1.18%

  3,000,000  Suntrust Bank Atlanta
             5.58%, 07/08/97                          2,996,745
                                                  -------------
             Total Bankers' Acceptance                2,996,745
                                                  -------------
             (Cost $2,996,745)

INVESTMENT COMPANY - 0.01%

     26,174  State Street Bank Temp Fund                 26,174
                                                  -------------
             Total Investment Company                    26,174
                                                  -------------
             (Cost $26,174)

Total Investments - 99.08%                          252,166,899
                                                  -------------
(Cost $252,166,899)
Net Other Assets and Liabilities - 0.92%              2,344,562
                                                  -------------
Net Assets - 100.00%                              $ 254,511,461
                                                  =============

---------------------------------
 * Interest is reset at various time intervals. The rate shown reflects the rate currently in effect at June 30, 1997.
(A)    Effective yield at time of purchase.
(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of June 30, 1997, these securities amounted to $3,000,000 or 1.18% of net assets.
MTN    Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $252,166,899.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings

            Aaa         100.00%
                        =======

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


                             STATEMENTS OF ASSETS AND LIABILITIES . June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Select                Select                Select
                                                                       Aggressive              Capital            International
                                                                       Growth Fund        Appreciation Fund        Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost.....................................      $  380,568,995        $ 165,384,753         $ 297,084,239
       Net unrealized appreciation (depreciation)..............         111,225,231           27,694,917            54,605,295
                                                                     --------------        -------------         -------------
       Total investments at value..............................         491,794,226          193,079,670           351,689,534
    Cash.......................................................                  --                   --                    27
    Foreign currency
          (Cost $545,654 and $6,526,077 respectively)
          (Notes 2 and 7)......................................                  --              545,069             6,524,929
    Receivable for investments sold............................             477,037            1,499,247               187,213
    Receivable for shares sold.................................             453,962              218,230             1,600,930
    Receivable for foreign currency sold.......................                  --            3,786,880                    --
    Interest and dividend receivables..........................             136,794               11,735             1,268,221
    Deferred organizational expense (Note 2)...................                  --                3,619                    --
    Dividend tax reclaim receivables...........................                  --               10,999               298,123
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8)..............                  --                   --               413,944
                                                                     --------------        -------------         -------------
       Total Assets............................................         492,862,019          199,155,449           361,982,921
                                                                     --------------        -------------         -------------

LIABILITIES:
    Payable for investments purchased..........................           1,874,997            3,307,307             6,580,341
    Payable for foreign currency purchased.....................                  --            4,300,257             2,677,262
    Payable for shares repurchased.............................                  --                   --                    --
    Payable for variation margin...............................                  --                   --                    --
    Payable to Custodian.......................................                  --              608,135                    --
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8)......................                  --              225,126                    --
    Advisory fee payable (Note 3)..............................             390,047              151,543               280,209
    Accrued expenses and other payables........................              97,090               16,319               146,509
                                                                     --------------        -------------         -------------
       Total Liabilities.......................................           2,362,134            8,608,687             9,684,321
                                                                     --------------        -------------         -------------
NET ASSETS.....................................................      $  490,499,885        $ 190,546,762         $ 352,298,600
                                                                     ==============        =============         =============


NET ASSETS consist of
    Paid-in capital (Note 6)...................................      $  380,461,501        $ 173,438,158         $ 288,656,613
    Undistributed (distribution in excess of)
       net investment income (loss)............................          (1,234,267)            (155,573)            1,519,238
    Accumulated (distribution in excess of) net realized
       gain (loss) on investments sold, foreign
       currency transactions and futures contracts.............              47,420          (10,204,283)            7,093,747
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts..................         111,225,231           27,468,460            55,029,002
                                                                     --------------        -------------         -------------
TOTAL NET ASSETS...............................................      $  490,499,885        $ 190,546,762         $ 352,298,600
                                                                     ==============        =============         =============


Shares of beneficial interest outstanding
    (unlimited authorization, no par value)....................         228,820,840          123,656,178           241,468,195

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)............................      $        2.144        $       1.541         $       1.459
                                                                     ==============        =============         =============

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Select           Select Growth         Select              Money
                                                              Growth            and Income           Income             Market
                                                               Fund                Fund               Fund               Fund
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost................................ $ 285,737,350      $ 313,566,527      $  86,498,975      $ 252,166,899
       Net unrealized appreciation (depreciation).........    61,339,989         74,129,159            453,403                 --
                                                           -------------      -------------      -------------      -------------
       Total investments at value.........................   347,077,339        387,695,686         86,952,378        252,166,899
    Cash..................................................       682,567            466,438                 --             78,855
    Foreign currency
          (Cost $545,654 and $6,526,077 respectively)
          (Notes 2 and 7).................................            --                 --                 --                 --
    Receivable for investments sold.......................       183,174          3,090,507          2,520,082                 --
    Receivable for shares sold............................       494,439            492,541            106,255          1,663,347
    Receivable for foreign currency sold..................            --                 --                 --                 --
    Interest and dividend receivables.....................       408,349            652,914            957,744            855,957
    Deferred organizational expense (Note 2)..............            --                 --                 --                 --
    Dividend tax reclaim receivables......................            --                 --                 --                 --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8).........            --                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
       Total Assets.......................................   348,845,868        392,398,086         90,536,459        254,765,058
                                                           -------------      -------------      -------------      -------------


LIABILITIES:
    Payable for investments purchased.....................     3,251,031          2,713,260          2,521,465                 --
    Payable for foreign currency purchased................            --                 --                 --                 --
    Payable for shares repurchased........................            --                 --                 --            150,915
    Payable for variation margin..........................            --                 --                 --                 --
    Payable to Custodian..................................            --                 --            954,595                 --
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8).................            --                 --                 --                 --
    Advisory fee payable (Note 3).........................       234,148            236,161             42,373             55,208
    Accrued expenses and other payables...................        50,146             59,247             19,874             47,474
                                                           -------------      -------------      -------------      -------------
       Total Liabilities..................................     3,535,325          3,008,668          3,538,307            253,597
                                                           -------------      -------------      -------------      -------------
NET ASSETS................................................ $ 345,310,543      $ 389,389,418      $  86,998,152      $ 254,511,461
                                                           =============      =============      =============      =============


NET ASSETS consist of
    Paid-in capital (Note 6).............................. $ 270,686,168      $ 302,646,387      $  88,129,221      $ 254,554,165
    Undistributed (distribution in excess of)
       net investment income (loss).......................       809,637            (10,480)             7,010                 --
    Accumulated (distribution in excess of) net realized
       gain (loss) on investments sold, foreign
       currency transactions and futures contracts........    12,474,749         12,624,352         (1,591,482)           (42,704)
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts.............    61,339,989         74,129,159            453,403                 --
                                                           -------------      -------------      -------------      -------------

TOTAL NET ASSETS.......................................... $ 345,310,543      $ 389,389,418      $  86,998,152      $ 254,511,461
                                                           =============      =============      =============      =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value)...............   204,874,845        248,168,215         87,814,680        254,554,165

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)....................... $       1.685      $       1.569      $       0.991      $       1.000
                                                           =============      =============      =============      =============


                      See Notes to Financial Statements.
----------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                         STATEMENTS OF OPERATIONS . For six months ended June 30, 1997 (Unaudited)
===========================================================================================================================
                                                            Select                 Select                Select
                                                          Aggressive               Capital            International
                                                          Growth Fund         Appreciation Fund        Equity Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2)................................... $      267,189        $     141,083          $      53,611
    Dividends (Note 2)..................................        823,454              535,242              5,148,556
    Less net foreign taxes withheld.....................             --               (9,303)              (815,139)
                                                         --------------        -------------          -------------
       Total investment income..........................      1,090,643              667,022              4,387,028
                                                         --------------        -------------          -------------

EXPENSES
    Investment advisory fees (Notes 3 and 4)............      2,117,634              774,339              1,463,905
    Custodian fees (Note 3).............................         35,424               25,222                164,964
    Fund accounting fees (Note 3).......................         33,829               30,948                 34,904
    Legal fees..........................................          3,071                1,670                  3,087
    Audit fees..........................................          4,919                6,953                  5,875
    Trustees' fees and expenses (Note 3)................          3,639                1,295                  2,394
    Reports to shareholders.............................        124,742               43,836                 94,374
    Amortization of organization costs (Note 2).........             --                  636                     --
    Miscellaneous.......................................          1,652                5,045                 10,246
                                                         --------------        -------------          -------------
       Total expenses before reductions and waiver......      2,324,910              889,944              1,779,749
       Less reductions (Note 5).........................             --                   --                (19,545)
       Less waiver(Note 4)..............................             --                   --                     --
                                                         --------------        -------------          -------------
       Total expenses net of reductions and waiver......      2,324,910              889,944              1,760,204
                                                         --------------        -------------          -------------
NET INVESTMENT INCOME (LOSS)............................     (1,234,267)            (222,922)             2,626,824
                                                         --------------        -------------          -------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold........         68,995           (7,337,113)             1,917,388
    Net realized gain (loss) on futures contracts.......             --                   --                     --
    Net realized gain (loss) on foreign currency
    transactions........................................             --             (127,280)             5,195,403
    Net change in unrealized appreciation (depreciation)
    of assets and liabilities in foreign currency.......             --               95,488               (695,267)
    Net change in unrealized appreciation (depreciation)
    of investments and futures contracts................     33,058,945           16,425,492             16,789,879
                                                         --------------        -------------          -------------

NET GAIN (LOSS) ON INVESTMENTS..........................     33,127,940            9,056,587             23,207,403
                                                         --------------        -------------          -------------


NET INCREASE(DECREASE)IN NET
    ASSETS RESULTING FROM OPERATIONS.................... $   31,893,673        $   8,833,665          $  25,834,227
                                                         ==============        =============          =============


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                                                         -------------------------------------------------------------------------
                                                                   Select         Select Growth         Select          Money
                                                                   Growth          and Income           Income         Market
                                                                    Fund              Fund               Fund           Fund
                                                         -------------------------------------------------------------------------

INVESTMENT INCOME
    Interest (Note 2)..........................................$       351,535    $     682,449     $   2,802,970    $   6,342,349
    Dividends (Note 2).........................................      1,763,469        2,941,291            40,490          145,021
    Less net foreign taxes withheld............................             --               --                --               --
                                                                --------------    -------------     -------------    -------------
       Total investment income                                       2,115,004        3,623,740         2,843,460        6,487,370
                                                                --------------    -------------     -------------    -------------
EXPENSES
    Investment advisory fees (Notes 3 and 4)...................      1,194,813        1,247,523           241,424          313,851
    Custodian fees (Note 3)....................................         31,219           21,090             7,668           33,265
    Fund accounting fees (Note 3)..............................         29,218           39,348            31,883           28,912
    Legal fees.................................................          1,927            3,755               778            2,252
    Audit fees.................................................          3,606            3,480             4,347            4,325
    Trustees' fees and expenses (Note 3).......................          2,940            4,164             1,170            3,024
    Reports to shareholders....................................         74,204           58,250            12,108           47,267
    Amortization of organization costs (Note 2)................             --               --                --               --
    Miscellaneous..............................................             --               --                --               --
                                                                --------------    -------------     -------------    -------------
       Total expenses before reductions and waiver.............      1,337,927        1,377,610           299,378          432,896
       Less reductions (Note 5)................................        (32,560)         (42,055)               --               --
       Less waiver(Note 4).....................................             --               --                --               --
                                                                --------------    -------------     -------------    -------------
       Total expenses net of reductions and waiver.............      1,305,367        1,335,555           299,378          432,896
                                                                --------------    -------------     -------------    -------------
NET INVESTMENT INCOME (LOSS)...................................        809,637        2,288,185         2,544,082        6,054,474
                                                                --------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold...............     12,551,663       12,703,699          (147,077)          (6,067)
    Net realized gain (loss) on futures contracts..............             --               --                --               --
    Net realized gain (loss) on foreign currency
    transactions...............................................             --               --                --               --
    Net change in unrealized appreciation (depreciation)
    of assets and liabilities in foreign currency..............             --               --                --               --
    Net change in unrealized appreciation (depreciation)
    of investments and futures contracts.......................     36,419,775       29,858,541          (160,767)              --
                                                                --------------    -------------     -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS.................................     48,971,438       42,562,240          (307,844)          (6,067)
                                                                --------------    -------------     -------------    -------------


NET INCREASE(DECREASE)IN NET
    ASSETS RESULTING FROM OPERATIONS...........................$    49,781,075    $  44,850,425     $   2,236,238    $   6,048,407
                                                                ==============    =============     =============    =============

----------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                            STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Select Aggressive                   Select Capital
                                                                            Growth Fund                     Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                                   June 30, 1997    December 31,      June 30, 1997    December 31,
                                                                    (Unaudited)         1996           (Unaudited)         1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period ..............................   $ 407,442,033    $ 254,871,723    $ 142,680,240    $  41,376,035
                                                                   -------------    -------------    -------------    -------------

Increase (Decrease) in net assets
resulting from operations:
    Net investment income (loss) ...............................      (1,234,267)      (1,746,724)        (222,922)        (285,112)

    Net realized gain (loss) on investments sold and foreign
       currency transactions ...................................          68,995       30,022,198       (7,464,393)      (2,941,327)

    Net change in unrealized appreciation (depreciation)
       of investments and assets and liabilities in
       foreign currency ........................................      33,058,945       24,617,401       16,520,980        6,300,578
                                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets resulting
       from operations .........................................      31,893,673       52,892,875        8,833,665        3,074,139
                                                                   -------------    -------------    -------------    -------------

Distributions to shareholders from:
    Net investment income ......................................              --               --               --               --
    Distribution in excess of net investment income ............              --               --               --               --
    Net realized gain on investments ...........................      (6,808,097)     (27,969,046)              --         (283,116)
    Return of capital ..........................................              --               --               --           (1,211)
                                                                   -------------    -------------    -------------    -------------
       Total distributions .....................................      (6,808,097)     (27,969,046)              --         (284,327)
                                                                   -------------    -------------    -------------    -------------

Capital share transactions:
    Net proceeds from sales of shares ..........................      59,913,564      118,694,806       40,762,590       99,864,671
    Issued to shareholders in reinvestment of distributions ....       6,808,097       27,969,046               --          284,327
    Cost of shares repurchased .................................      (8,749,385)     (19,017,371)      (1,729,733)      (1,634,605)
                                                                   -------------    -------------    -------------    -------------
       Net increase (decrease) from
           capital share transactions ..........................      57,972,276      127,646,481       39,032,857       98,514,393
                                                                   -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets .................      83,057,852      152,570,310       47,866,522      101,304,205
                                                                   -------------    -------------    -------------    -------------

NETASSETS at end of period (including line A) ..................    $490,499,885    $ 407,442,033    $ 190,546,762    $ 142,680,240
                                                                   =============    =============    =============    =============

(A) Undistributed (distribution in excess of)
       net investment income (loss) ............................    $ (1,234,267)   $          --    $    (155,573)   $      67,349
                                                                   =============    =============    =============    =============


OTHER INFORMATION:
Share transactions:
    Sold .......................................................      30,156,817       58,055,566       28,796,095       66,830,275
    Issued to shareholders in reinvestment of distributions ....       3,175,418       13,670,395               --          183,318
    Repurchased ................................................      (4,564,866)      (9,614,883)      (1,246,565)      (1,127,407)
                                                                   -------------    -------------    -------------    -------------
     Net increase (decrease) in shares outstanding .............      28,767,369       62,111,078       27,549,530       65,886,186
                                                                   =============    =============    =============    =============

--------------------------------------------------------------


                                    See Notes to Financial Statements.
                                    --------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                                                                 -------------------------------------------------------------------
                                                                          Select International                 Select Growth
                                                                               Equity Fund                         Fund
                                                                 -------------------------------------------------------------------
                                                                  Six Months Ended     Year Ended   Six Months Ended     Year Ended
                                                                    June 30, 1997     December 31,    June 30, 1997     December 31,
                                                                     (Unaudited)          1996         (Unaudited)          1996
                                                                 -------------------------------------------------------------------
NET ASSETS at beginning of period ..............................    $246,876,936     $104,312,134     $228,551,251     $143,124,686
                                                                    ------------     ------------     ------------     ------------

Increase (Decrease) in net assets
resulting from operations:
    Net investment income (loss) ...............................       2,626,824        2,064,136          809,637          668,264
    Net realized gain (loss) on investments sold and foreign
       currency transactions ...................................       7,112,791        4,719,958       12,551,663       38,302,869
    Net change in unrealized appreciation (depreciation)
       of investments and assets and liabilities in
       foreign currency ........................................      16,094,612       29,610,329       36,419,775       (4,304,728)
                                                                    ------------     ------------     ------------     ------------
    Net increase (decrease) in net assets resulting
       from operations .........................................      25,834,227       36,394,423       49,781,075       34,666,405
                                                                    ------------     ------------     ------------     ------------

Distributions to shareholders from:
    Net investment income ......................................      (1,288,027)      (2,205,116)              --         (671,407)
    Distribution in excess of net investment income ............              --       (2,413,338)              --               --
    Net realized gain on investments ...........................      (1,407,289)        (540,596)      (2,196,148)     (32,240,794)
    Return of capital ..........................................              --               --               --               --
                                                                    ------------     ------------     ------------     ------------
       Total distributions .....................................      (2,695,316)      (5,159,050)      (2,196,148)     (32,912,201)
                                                                    ------------     ------------     ------------     ------------



Capital share transactions:
    Net proceeds from sales of shares ..........................      85,705,479      111,783,820       69,818,261       59,903,208
    Issued to shareholders in reinvestment of distributions ....       2,695,316        5,159,050        2,196,148       32,912,201
    Cost of shares repurchased .................................      (6,118,042)      (5,613,441)      (2,840,044)      (9,143,048)
                                                                    ------------     ------------     ------------     ------------
       Net increase (decrease) from
           capital share transactions ..........................      82,282,753      111,329,429       69,174,365       83,672,361
                                                                    ------------     ------------     ------------     ------------
       Total increase (decrease) in net assets .................     105,421,664      142,564,802      116,759,292       85,426,565
                                                                    ------------     ------------     ------------     ------------



NET ASSETS at end of period (including line A) .................    $352,298,600     $246,876,936     $345,310,543    $ 228,551,251
                                                                    ============     ============     ============    =============
(A) Undistributed (distribution in excess of)
       net investment income (loss) ............................    $  1,519,238     $    180,441     $    809,637     $         --
                                                                    ============     ============     ============     ============
OTHER INFORMATION:
Share transactions:
    Sold .......................................................      61,904,034       91,002,428       45,631,948       38,406,099
    Issued to shareholders in reinvestment of distributions ....       1,847,372        3,819,374        1,303,352       23,015,341
    Repurchased ................................................      (4,371,563)      (4,536,939)      (1,870,437)      (6,129,428)
                                                                    ------------     ------------     ------------     ------------
     Net increase (decrease) in shares outstanding .............      59,379,843       90,284,863       45,064,863       55,292,012
                                                                    ============     ============     ============     ============


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                            STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                         Select Growth and                       Select
                                                            Income Fund                        Income Fund
---------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                   June 30, 1997    December 31,      June 30, 1997    December 31,
                                                    (Unaudited)         1996           (Unaudited)         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period...............  $295,637,987      $191,610,000      $77,498,343      $ 60,368,094
                                                  ------------      ------------      -----------      ------------

Increase (Decrease) in net assets resulting
from operations:
   Net investment income (loss) ................     2,288,185         3,415,490        2,544,082         4,174,976
   Net realized gain (loss) on investments sold
      and futures contracts.....................    12,703,699        22,150,624         (147,077)         (403,808)
   Net change in unrealized appreciation
      (depreciation) of investments and futures
      contracts ................................    29,858,541       20,168,372          (160,767)       (1,278,063)
                                                  ------------      ------------      -----------      ------------
   Net increase (decrease) in net assets
      resulting from operations.................    44,850,425        45,734,486        2,236,238         2,493,105
                                                  ------------      ------------      -----------      ------------

Distributions to shareholders from:
   Net investment income........................    (2,298,665)       (3,430,862)      (2,587,252)       (4,174,976)
   Distribution in excess of net investment
      income....................................            --               --                --           (12,684)
   Net realized gain on investments.............    (4,662,402)      (21,071,408)              --                --
                                                  ------------      ------------      -----------      ------------
      Total distributions.......................    (6,961,067)      (24,502,270)      (2,587,252)       (4,187,660)
                                                  ------------      ------------      -----------      ------------

Capital share transactions:
   Net proceeds from sales of shares............    51,358,456        64,430,859        9,458,423        18,835,110
   Issued to shareholders in reinvestment
   of distributions.............................     6,961,067       24,502,270         2,587,252         4,187,660
   Cost of shares repurchased...................    (2,457,450)       (6,137,358)      (2,194,852)       (4,197,966)
                                                  ------------      ------------      -----------      ------------
      Net increase (decrease) from
          capital share transactions............    55,862,073        82,795,771        9,850,823        18,824,804
                                                  ------------      ------------      -----------      ------------
      Total increase (decrease) in net assets...    93,751,431       104,027,987        9,499,809        17,130,249
                                                  ------------      ------------      -----------      ------------

NET ASSETS at the end of period
  (including line A)............................  $389,389,418     $ 295,637,987     $ 86,998,152      $ 77,498,343
                                                  ============      ============      ===========      ============


(A) Undistributed (distributions in excess of)
      net investment income (loss)..............  $    (10,480)     $         --      $     7,010      $     50,180
                                                  ============      ============      ===========      ============

OTHER INFORMATION:
Share transactions:
   Sold                                             34,840,251        46,390,568        9,523,554        18,891,416
   Issued to shareholders in reinvestment of
   distributions................................     4,515,744        17,558,493        2,637,699         4,249,588
   Repurchased..................................    (1,659,083)       (4,557,725)      (2,216,197)       (4,232,440)
                                                  ------------      ------------      -----------      ------------
      Net increase (decrease) in shares
      outstanding...............................    37,696,912        59,391,336        9,945,056        18,908,564
                                                  ============      ============      ===========      ============

                                                  See Notes to Financial Statements.
                                                  ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                                              Money Market
                                                                  Fund
-------------------------------------------------------------------------------------
                                                     Six Months Ended    Year Ended
                                                       June 30, 1997    December 31,
                                                        (Unaudited)        1996
-------------------------------------------------------------------------------------
NET ASSETS at beginning of period...............       $217,255,732    $155,211,174
                                                       ------------    ------------

Increase (Decrease) in net assets resulting
from operations:
   Net investment income (loss) ................          6,054,474       9,613,835
   Net realized gain (loss) on investments sold
      and futures contracts.....................             (6,067)        (35,900)
   Net change in unrealized appreciation
      (depreciation) of investments and futures
      contracts ................................                 --              --
                                                       ------------    ------------
   Net increase (decrease) in net assets
      resulting from operations.................          6,048,407       9,577,935
                                                       ------------    ------------
Distributions to shareholders from:
   Net investment income........................         (6,054,474)     (9,613,835)
   Distribution in excess of net investment
      income....................................                 --              --
   Net realized gain on investments.............                 --              --
                                                       ------------    ------------
      Total distributions.......................         (6,054,474)     (9,613,835)
                                                       ------------    ------------

Capital share transactions:
   Net proceeds from sales of shares............        105,829,327     189,973,951
   Issued to shareholders in reinvestment
      of distributions..........................          6,054,474       9,613,835
   Cost of shares repurchased...................        (74,622,005)   (137,507,328)
                                                       ------------    ------------
      Net increase (decrease) from
          capital share transactions............         37,261,796      62,080,458
                                                       ------------    ------------
      Total increase (decrease) in net assets...         37,255,729      62,044,558
                                                       ------------    ------------

NET ASSETS at the end of period
  (including line A)............................       $254,511,461    $217,255,732
                                                       ============    ============

(A) Undistributed (distributions in excess of)
      net investment income (loss)..............       $         --    $         --
                                                       ============    ============

OTHER INFORMATION:
Share transactions:
   Sold.........................................        105,829,327     189,973,951
   Issued to shareholders in reinvestment of
   distributions................................          6,054,474       9,613,835
   Repurchased..................................        (74,622,005)   (137,507,328)
                                                       ------------    ------------
      Net increase (decrease) in shares
      outstanding                                        37,261,796      62,080,458
                                                       ============    ============

------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                     Income from Investment Operations            Less Distributions
                         -------------------------------------------------------  ------------------

                                                   Net Realized
                          Net                         and
                         Asset                    Unrealized                           Dividends
                         Value           Net      Gain (Loss)      Total from          from Net
     Year Ended        Beginning      Investment      on           Investment         Investment
    December 31,       of Period     Income/(2)/  Investments        Operations           Income
-------------------    ---------    ------------  -----------      ----------         ----------
  Select Aggressive
   Growth Fund(1)
        1997/(E)/         $2.037      $(0.005)        $ 0.142         $ 0.137           $    --
        1996               1.848       (0.009)          0.351           0.342                --
        1995               1.397       (0.001)          0.452           0.451                --
        1994               1.431       (0.002)         (0.032)         (0.034)               --
        1993               1.197        0.001           0.234           0.235             (0.001)
        1992               1.000        0.001           0.197           0.198             (0.001)
   Select  Capital
 Appreciation Fund/(1)/
        1997/(E)/          1.485       (0.002)          0.058           0.056                 --
        1996               1.369       (0.003)          0.124           0.121                 --
        1995               1.000       (0.001)          0.397           0.396                 --
 Select International
   Equity  Fund/(1)/
        1997/(E)/          1.356        0.010           0.104           0.114             (0.005)
        1996               1.136        0.011           0.238           0.249             (0.012)
        1995               0.963        0.013           0.176           0.189             (0.011)
        1994               1.000        0.003          (0.038)         (0.035)            (0.001)
 Select Growth Fund/(1)/
        1997/(E)/          1.430        0.004           0.262           0.266                 --
        1996               1.369        0.005           0.297           0.302             (0.005)
        1995               1.099           --           0.270           0.270                 --
        1994               1.119        0.003          (0.020)         (0.017)            (0.003)
        1993               1.111        0.001           0.008           0.009             (0.001)
        1992               1.000        0.001           0.111           0.112             (0.001)


                                    Less Distributions
                         -------------------------------------------
                                                                                            Net
                         Distributions                                                   Increase
                           from Net                                                     (Decrease)
                           Realized      Distributions                                     in
     Year Ended             Capital           in           Return of       Total        Net Asset
    December 31,             Gains          Excess          Capital    Distributions      Value
-------------------      -------------   -------------     ---------   -------------    ---------
  Select Aggressive
   Growth Fund/(1)/
        1997/(E)/            $ (0.030)         $    --       $   --        $ (0.030)     $  0.107
        1996                   (0.153)              --           --          (0.153)        0.189
        1995                       --               --           --              --         0.451
        1994                       --               --           --              --        (0.034)
        1993                       --               --           --          (0.001)        0.234
        1992                       --               --           --          (0.001)        0.197
   Select  Capital
 Appreciation Fund/(1)/
        1997/(E)/                  --               --           --              --         0.056
        1996                   (0.005)              --           --          (0.005)        0.116
        1995                   (0.027)              --           --          (0.027)        0.369
 Select International
   Equity  Fund/(1)/
        1997/(E)/              (0.006)              --           --          (0.011)        0.103
        1996                   (0.003)          (0.014)/(3)      --          (0.029)        0.220
        1995                   (0.005)              --           --          (0.016)        0.173
        1994                   (0.001)              --           --          (0.002)       (0.037)
 Select Growth Fund/(1)/
        1997/(E)/              (0.011)              --           --          (0.011)        0.255
        1996                   (0.236               --           --          (0.241)        0.061
        1995                       --               --           --              --         0.270
        1994                       --               --           --          (0.003)       (0.020)
        1993                       --               --           --          (0.001)        0.008
        1992                       --               --           --          (0.001)        0.111

---------------------------------------
 *        Annualized
 **       Not Annualized
/(A)/     Including reimbursements, waivers, and reductions.
/(B)/ Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
/(C)/     Excluding reimbursements and reductions.
/(D)/ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
/(E)/     For the six months ended June 30, 1997. (unaudited)
/(1)/ The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21, 1992 and changed Investment Sub-Adviser on July 1, 1996.
/(2)/ Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.010 for the six months ended June 30, 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.003 for the six months ended June 30, 1997, $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
/(3)/     Distributions in excess of net investment income.



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                                  -------------------------------------------------------------
                                                   Ratios To Average Net Assets
                                   ------------------------------------------------------------

                         Net Asset            Net Assets
                          Value                End of         Net
     Year Ended          End of     Total      Period      Investment        Operating Expenses
    December 31,         Period    Return      (000's)       Income         (A)      (B)      (C)
-------------------     -------   --------    ---------   -----------      -----    -----     -----
  Select Aggressive
   Growth Fund/(1)/
        1997/(E)/       $ 2.144      6.74%**  $ 490,500      (0.58)%*       1.10%*   1.10%*   1.10%*
        1996              2.037     18.55%      407,442      (0.53)%        1.08%    1.08%    1.08%
        1995              1.848     32.28%      254,872      (0.07)%        1.09%       --    1.09%
        1994              1.397     (2.31)%     136,573      (0.21)%        1.16%       --    1.16%
        1993              1.431     19.51%       66,251        0.10%        1.19%       --    1.23%
        1992              1.197     19.85%**      9,270        0.34%*       1.35%*      --    1.88%*
   Select  Capital
 Appreciation Fund/(1)/
        1997/(E)/         1.541      3.77%**    190,547      (0.29)%*       1.15%*   1.15%*   1.15%*
        1996              1.485      8.80%      142,680      (0.32)%        1.13%    1.13%    1.13%
        1995              1.369     39.56%**     41,376      (0.25)%*       1.35%*      --    1.42%*
 Select International
   Equity  Fund/(1)/
        1997/(E)/         1.459      8.43%**    352,299        1.79%*       1.20%*   1.22%*   1.22%*
        1996              1.356     21.94%      246,877        1.22%        1.20%    1.23%    1.23%
        1995              1.136     19.63%      104,312        1.68%        1.24%       --    1.24%
        1994              0.963     (3.49)%**    40,498        0.87%*       1.50%*      --    1.78%*
 Select Growth Fund/(1)/
        1997/(E)/         1.685     18.59%**    345,311        0.58%*       0.93%*   0.95%*   0.95%*
        1996              1.430     22.02%      228,551        0.38%        0.92%    0.93%    0.93%
        1995              1.369     24.59%      143,125        0.02%        0.97%       --    0.97%
        1994              1.099     (1.49)%      88,263        0.37%        1.03%       --    1.03%
        1993              1.119      0.84%       53,854        0.15%        1.05%       --    1.08%
        1992              1.111     11.25%**      9,308        0.40%*       1.20%*      --    1.72%*



                             Ratios/Supplemental Data
                        -----------------------------------
                        Ratios To Average Net Assets
                        -----------------------------

                                                 Portfolio     Average
     Year Ended              Management Fee      Turnover    Commissions
    December 31,           Gross         Net       Rate        Rate(D)
-------------------        -----        -----    ---------   ----------
  Select Aggressive
   Growth Fund/(1)/
        1997/(E)/           1.00%*       1.00%*       55%      $ 0.0595
        1996                1.00%        1.00%       113%        0.0597
        1995                1.00%        1.00%       104%            --
        1994                1.00%        1.00%       100%            --
        1993                1.00%        0.96%        76%            --
        1992                 N/A          N/A         33%            --
   Select  Capital
 Appreciation Fund/(1)/
        1997/(E)/           1.00%*       1.00%*       55%        0.0452
        1996                1.00%        1.00%        98%        0.0414
        1995                1.00%*       0.93%*       95%            --
 Select International
   Equity  Fund/(1)/
        1997/(E)/           1.00%*       1.00%*        6%        0.0260
        1996                1.00%        1.00%        18%        0.0248
        1995                1.00%        1.00%        24%            --
        1994                1.00%*       0.72%*       19%            --
 Select Growth Fund/(1)/
        1997/(E)/           0.85%*       0.85%*       49%        0.0450
        1996                0.85%        0.85%       159%        0.0457
        1995                0.85%        0.85%        51%            --
        1994                0.85%        0.85%        55%            --
        1993                0.85%        0.82%        65%            --
        1992                 N/A          N/A          3%            --



--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                           FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
---------------------------------------------------------------------------------------------------------------------------
                          Income from Investment Operations                      Less Distributions
                     ---------------------------------------------  ------------------------------------------

                                            Net Realized                                                                     Net
                         Net                    and                             Distributions                              Increase
                        Asset                Unrealized              Dividends   from Net    Distri-                     (Decrease)
                        Value       Net      Gain (Loss) Total from  from Net    Realized    butions             Total       in
     Year Ended      Beginning  Investment       on      Investment  Investment   Capital       in    Return of   Distri-  Net Asset
    December 31,     of Period  Income/(2)/ Investments  Operations    Income      Gains      Excess   Capital    butions   Value
    ------------     ---------  ----------  -----------  ----------  ----------   -------     ------  ---------   -------  --------

  Select Growth and
   Income Fund/(1)/
        1997/(E)/      $  1.405   $  0.010   $  0.183    $  0.193    $ (0.010)  $ (0.019)    $ --    $  --    $ (0.029)  $  0.164
        1996              1.268      0.020      0.246       0.266      (0.020)    (0.109)      --       --      (0.129)     0.137
        1995              1.027      0.019      0.290       0.309      (0.019)    (0.049)      --       --      (0.068)     0.241
        1994              1.069      0.025     (0.018)      0.007      (0.025)    (0.017)  (0.007)/(3)/ --      (0.049)    (0.042)
        1993              0.990      0.023      0.079       0.102      (0.023)        --       --       --      (0.023)     0.079
        1992              1.000      0.008     (0.009)     (0.001)     (0.008)    (0.001)      --       --      (0.009)    (0.010)

Select Income Fund/(1)/
        1997/(E)/         0.995      0.030     (0.003)      0.027      (0.031)        --       --       --      (0.031)    (0.004)
        1996              1.024      0.061     (0.029)      0.032      (0.061)        --       --       --      (0.061)    (0.029)
        1995              0.930      0.060      0.095       0.155      (0.060)        --   (0.001)/(4)/ --      (0.061)     0.094
        1994              1.035      0.055     (0.105)     (0.050)     (0.055)        --       --       --      (0.055)    (0.105)
        1993              0.988      0.052      0.055       0.107      (0.052)    (0.008)      --       --      (0.060)     0.047
        1992              1.000      0.018     (0.012)      0.006      (0.018)        --       --       --      (0.018)    (0.012)

    Money Market
        Fund
       1997/(E)/          1.000      0.026         --       0.026      (0.026)        --       --       --      (0.026)        --
        1996              1.000      0.052         --       0.052      (0.052)        --       --       --      (0.052)        --
        1995              1.000      0.057         --       0.057      (0.057)        --       --       --      (0.057)        --
        1994              1.000      0.039         --       0.039      (0.039)        --       --       --      (0.039)        --
        1993              1.000      0.030         --       0.030      (0.030)        --       --       --      (0.030)        --
        1992              1.000      0.037         --       0.037      (0.037)        --       --       --      (0.037)        --
        1991              1.000      0.060         --       0.060      (0.060)        --       --       --      (0.060)        --
        1990              1.000      0.078         --       0.078      (0.078)        --       --       --      (0.078)        --
        1989              1.000      0.086         --       0.086      (0.086)        --       --       --      (0.086)        --
        1988              1.000      0.071         --       0.071      (0.071)        --       --       --      (0.071)        --
        1987              1.000      0.061         --       0.061      (0.061)        --       --       --      (0.061)        --

---------------------------------------------------------------------------------------------------------------------------

 *       Annualized
 **      Not Annualized
/(A)/    Including reimbursements and reductions.
/(B)/ Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
/(C)/    Excluding reimbursements and reductions.
/(D)/ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
/(E)/    For the six months ended June 30 ,1997. (unaudited)
/(1)/ The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992.
/(2)/ Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.010 for the six months ended June 30, 1997, $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for Select Growth and Income Fund; $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, and $0.015 in 1992 for Select Income
         Fund; and $0.030 in 1993, $0.084/(5)/ in 1988, and $0.076/(5)/ in 1987
         for Money Market Fund..
/(3)/    Distributions in excess of net realized capital gains.
/(4)/    Distributions in excess of net investment income.
/(5)/    Unaudited.



                      See Notes to Financial Statements.
                      ---------------------------------------------------------

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                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                             Ratios/Supplemental Data
                      -----------------------------------------------------------------------------
                                             Ratios To Average Net Assets
                                 ----------------------------------------------------



                      Net Asset            Net Assets
                        Value                End of         Net
     Year Ended        End of     Total      Period     Investment        Operating Expenses
    December 31,       Period    Return      (000's)      Income         (A)      (B)      (C)
  -----------------  ----------  ------    ----------   ----------       ---      ---      ---
  Select Growth and
   Income Fund/(1)/
        1997/(E)/    $ 1.569    13.77%**   $ 389,389      1.38%*        0.80%*   0.83%*   0.83%*
        1996           1.405    21.26%       295,638      1.44%         0.80%    0.83%    0.83%
        1995           1.268    30.32%       191,610      1.69%         0.85%      --     0.85%
        1994           1.027     0.73%       110,213      2.51%         0.91%      --     0.91%
        1993           1.069    10.37%        60,518      2.73%         0.99%      --     1.03%
        1992           0.990    (0.11)%**      7,302      3.20%*        1.10%*     --     2.37%*

Select Income Fund/(1)/
        1997/(E)/      0.991     2.67%**      86,998      6.32%*        0.74%*   0.74%*   0.74%*
        1996           0.995     3.32%        77,498      6.29%         0.74%    0.74%    0.74%
        1995           1.024    16.96%        60,368      6.24%         0.79%      --     0.80%
        1994           0.930    (4.82)%       40,784      6.07%         0.83%      --     0.85%
        1993           1.035    10.95%        25,302      5.91%         0.91%      --     1.08%
        1992           0.988     0.62%**       5,380      5.38%*        1.00%*     --     1.67%*

    Money Market
        Fund
        1997/(E)/      1.000     2.62%**     254,511      5.24%*        0.37%*   0.37%*   0.37%*
        1996           1.000     5.36%       217,256      5.22%         0.34%    0.34%    0.34%
        1995           1.000     5.84%       155,211      5.68%         0.36%      --     0.36%
        1994           1.000     3.93%        95,991      3.94%         0.45%      --     0.45%
        1993           1.000     3.00%        71,052      2.95%         0.42%      --     0.43%
        1992           1.000     3.78%        64,506      3.65%         0.44%      --     0.44%
        1991           1.000     6.22%        39,909      5.98%         0.43%      --     0.43%
        1990           1.000     8.17%        28,330      8.22%         0.42%      --     0.42%
        1989           1.000     9.07%        12,060      8.62%         0.58%      --     0.58%
        1988           1.000     7.30%/(5)/    7,156      7.13%         0.60%      --     0.71%
        1987           1.000     6.20%/(5)/    4,726      6.14%         0.60%      --     0.75%


                                              Portfolio   Average
     Year Ended           Management Fee      Turnover  Commissions
    December 31,         Gross        Net       Rate     Rate/(D)/
    ------------         -----        ---     --------- -----------
  Select Growth and
   Income Fund/(1)/
        1997/(E)/        0.75%*      0.75%*     23%        $ 0.0565
        1996             0.75%       0.75%      78%          0.0563
        1995             0.75%       0.75%     112%              --
        1994             0.75%       0.75%     107%              --
        1993             0.75%       0.71%      25%              --
        1992              N/A         N/A        4%              --

Select Income Fund/(1)/
        1997/(E)/        0.60%*      0.60%*     58%              --
        1996             0.60%       0.60%     108%              --
        1995             0.60%       0.59%     131%              --
        1994             0.60%       0.58%     105%              --
        1993             0.60%       0.43%     171%              --
        1992              N/A         N/A      119%              --

    Money Market
        Fund
        1997/(E)/        0.27%*      0.27%*    N/A               --
        1996             0.28%       0.28%     N/A               --
        1995             0.29%       0.29%     N/A               --
        1994             0.31%       0.31%     N/A               --
        1993             0.32%       0.31%     N/A               --
        1992              N/A         N/A      N/A               --
        1991              N/A         N/A      N/A               --
        1990              N/A         N/A      N/A               --
        1989              N/A         N/A      N/A               --
        1988              N/A         N/A      N/A               --
        1987              N/A         N/A      N/A               --

----------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select Capital Appreciation, Select International Equity, Select Growth, Select Growth and Income, Select Income and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity and Select Capital Appreciation Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts are offset and presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

                                             -----------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1996.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income and Select Income Funds, and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

-----------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------
Forward Commitments: The Select Capital Appreciation Fund and Select Income Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Funds do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS
Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                     Percentage of Average Daily Net Asset Value

                                                First                   Next                   Over
Portfolio                                    $50,000,000            $200,000,000           $250,000,000
-------------------------------------------------------------------------------------------------------

Select Aggressive Growth                        1.00%                   1.00%                  1.00%
Select Capital Appreciation                     1.00%                   1.00%                  1.00%
Select International Equity                     1.00%                   1.00%                  1.00%
Select Growth                                   0.85%                   0.85%                  0.85%
Select Growth and Income                        0.75%                   0.75%                  0.75%
Select Income                                   0.60%                   0.60%                  0.60%
Money Market                                    0.35%                   0.25%                  0.20%

At a meeting held on May 13, 1997, the Trustees of the Trust approved amendments to the management agreement, which will go into effect if approved by the shareholders at a meeting that will be held on August 15, 1997, as follows:

                                                    First               Next                Next               Over
Portfolio                                       $100,000,000        $150,000,000        $250,000,000       $500,000,000
-----------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth                            1.00%               0.90%               0.85%              0.85%
Select Capital Appreciation                         1.00%               0.90%               0.85%              0.85%
Select International Equity                         1.00%               0.90%               0.85%              0.85%
Select Growth and Income                            0.75%               0.70%               0.65%              0.65%

                                                    First               Next                Next               Over
Portfolio                                        $50,000,000         $50,000,000        $150,000,000       $250,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Income                                       0.60%               0.55%               0.45%              0.45%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers.
The Sub-Advisers for each of the Portfolios are as follows:

  Select Aggressive Growth      Nicholas-Applegate Capital Management, L.P.
  Select Capital Appreciation   Janus Capital Corporation
  Select International Equity   Bank of Ireland Asset Management (U.S.) Limited
  Select Growth                 Putnam Investment Management, Inc.
  Select Growth and Income      John A. Levin & Co., Inc.
  Select Income                 Standish, Ayer & Wood, Inc.
  Money Market                  Allmerica Asset Management, Inc.

                                             -----------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
             NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Growth Fund - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing Shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.


6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.   FOREIGN SECURITIES

Each Portfolio may purchase securities of foreign issuers. Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund and the Select Capital Appreciation Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.

-----------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica Select Resource, Allmerica Select Resource II, Allmerica Select Life and Allmerica Select Inheiritage contracts. Separate account financial statements will no longer be provided.


                                             -----------------------------------

                              Allmerica Financial
                        A new name for an old company.

Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation's fifth oldest life insurance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.

Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world's leading money managers. It's a powerful combination that can help achieve your financial goals.













Allmerica Select Variable Products are issued by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company and are distributed by Allmerica Investments, Inc. To be preceded or accompanied by the current Allmerica Select Product prospectus. Read it carefully before investing.




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